Exhibit 4.2

Execution Version

CHARTER COMMUNICATIONS OPERATING, LLC

and

CHARTER COMMUNICATIONS OPERATING CAPITAL CORP.,

as Issuers,

CCO HOLDINGS, LLC

and

THE SUBSIDIARY GUARANTORS PARTY HERETO,

as Note Guarantors,

and

The Bank of New York Mellon TRUST COMPANY, N.A.,

as Trustee and Collateral Agent

TWENTY-EIGHTH SUPPLEMENTAL INDENTURE

Dated as of August 18, 2026

6.050% Senior Secured Notes due 2032

6.600% Senior Secured Notes due 2034

6.950% Senior Secured Notes due 2036

7.850% Senior Secured Notes due 2056

CROSS-REFERENCE TABLE*

Trust Indenture Act Section		Indenture Section
310	(a)(1)	7.10
	(a)(2)	7.10
	(a)(3)	N.A.
	(a)(4)	N.A.
	(a)(5)	7.10
	(b)	7.10
	(c)	N.A.
311	(a)	7.11
	(b)	7.11
	(c)	N.A.
312	(a)	2.05
	(b)	12.03
	(c)	12.03
313	(a)	7.06
	(b)(1)	N.A.
	(b)(2)	7.06; 7.07
	(c)	7.06; 12.02
	(d)	7.06
314	(a)	4.04; 12.02; 12.04
	(b)	N.A.
	(c)(1)	12.04
	(c)(2)	12.04
	(c)(3)	N.A.
	(d)	N.A.
	(e)	12.05
	(f)	N.A.
	315(a)	7.01; 7.02
	(b)	7.05; 12.02
	(c)	7.01
	(d)	7.01
	(e)	6.11
316	(a) (last sentence)	2.09
	(a)(1)(A)	6.05
	(a)(1)(B)	6.04
	(a)(2)	N.A.
	(b)	6.07
	(c)	2.12
317	(a)(1)	6.08
	(a)(2)	6.09
	(b)	2.04
	318(a)	12.01
	(b)	N.A.
	(c)	12.01

N.A. means not applicable.
* This Cross Reference Table is not part of this Twenty-Eighth Supplemental Indenture.

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TABLE OF CONTENTS

Page

Article 1

DEFINITIONS AND INCORPORATION BY REFERENCE

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Article 4

COVENANTS

Section 4.03	Reports	24
Article 5

SUCCESSORS

Article 6

DEFAULTS AND REMEDIES

Section 6.01	Events of Default	25
Section 6.02	Acceleration	26
Article 7

TRUSTEE

Article 8

LEGAL DEFEASANCE AND COVENANT DEFEASANCE

Article 9

AMENDMENT, SUPPLEMENT AND WAIVER

Section 9.01	Without Consent of Holders of Notes	28

Article 10

GUARANTEE

Article 11

[RESERVED]

Article 12
MISCELLANEOUS
Section 12.13	Table of Contents, Headings, etc.	31
Section 12.16	Supplemental Indenture Controls	32
Section 12.17	Submission to Jurisdiction	32

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Article 13

SATISFACTION AND DISCHARGE

Section 13.03	Satisfaction and Discharge of Supplemental Indenture	32
Section 13.04	Application of Trust Money	33

Article 14

COLLATERAL

SECTION 2

GRANT OF SECURITY INTEREST

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TWENTY-EIGHTH SUPPLEMENTAL INDENTURE dated as of August 18, 2026 (the “Supplemental Indenture”) among Charter Communications Operating, LLC, a Delaware limited liability company (and any successor Person thereto, “CCO”), Charter Communications Operating Capital Corp., a Delaware corporation (“Capital Corp” and, together with CCO, the “Issuers”), CCO Holdings, LLC, a Delaware limited liability company (“CCO Holdings”), the subsidiary guarantors party hereto (together with CCO Holdings, the “Note Guarantors”) and The Bank of New York Mellon Trust Company, N.A., as trustee (together with its successors in such capacity, the “Trustee”) and as collateral agent (together with its successors in such capacity, the “Collateral Agent”).

WHEREAS, the Issuers, CCO Safari II, LLC, a Delaware limited liability company, the Trustee and the Collateral Agent have previously executed and delivered an Indenture, dated as of July 23, 2015 (the “Base Indenture”), providing for the issuance from time to time of one or more series of senior secured debt securities of the Issuers;

WHEREAS, Section 9.01 of the Base Indenture provides that the Issuers, the Note Guarantors and the Trustee may enter into a supplemental indenture to the Base Indenture to, among other things, establish the form or terms of any series of Notes (as defined in the Base Indenture) as permitted by Section 2.01 hereof and Section 9.01 of the Base Indenture;

WHEREAS, clause (13) of Section 9.01 of the Base Indenture provides that the Issuers, the Note Guarantors, the Trustee and the Collateral Agent may enter into a supplemental indenture changing or eliminating any provision of the Base Indenture; provided, that any such change shall become effective only when there are no outstanding Notes (as defined in the Base Indenture) of such series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provisions;

WHEREAS, the Issuers and the Note Guarantors are entering into this Supplemental Indenture to, among other things, establish the form and terms of (i) the Issuers’ new series of 6.050% senior secured notes due 2032 (the “2032 Notes”), (ii) the Issuers’ new series of 6.600% senior secured notes due 2034 (the “2034 Notes”), (iii) the Issuers’ new series of 6.950% senior secured notes due 2036 (the “2036 Notes”) and (iv) the Issuers’ new series of 7.850% senior secured notes due 2056 (the “2056 Notes” and together with the 2032 Notes, the 2034 Notes and the 2036 Notes, the “Notes”), pursuant to the Base Indenture, as modified by this Supplemental Indenture; and

WHEREAS, all conditions necessary to authorize the execution and delivery of this Supplemental Indenture and to make it a valid and binding obligation of the Issuers and the Note Guarantors have been satisfied or performed.

NOW, THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the Issuers, the Note Guarantors, the Trustee and the Collateral Agent, for the benefit of each other and for the equal and ratable benefit of the Holders, hereby enter into this Supplemental Indenture to, among other things, establish the terms of the Notes pursuant to Section 2.01 of the Base Indenture and there is hereby established the Issuers’ “6.050% Senior Secured Notes due 2032,” the Issuers’ “6.600% Senior Secured Notes due 2034,” the Issuers’ “6.950% Senior Secured Notes due 2036” and the Issuers’ “7.850% Senior Secured Notes due 2056”, in each case, as a separate series of Notes (as defined in the Base Indenture) and such parties further agree that this Supplemental Indenture affects the Issuers’ 6.050% Senior Secured Notes due 2032, 6.600% Senior Secured Notes due 2034, 6.950% Senior Secured Notes due 2036 and 7.850% Senior Secured Notes due 2056 only and not any other series of Notes (as defined in the Base Indenture).

Article 1

DEFINITIONS AND INCORPORATION BY REFERENCE

Section 1.01      Definitions.

The terms defined in this Section 1.01 (except as herein otherwise expressly provided or unless the context of this Supplemental Indenture otherwise requires) for all purposes of this Supplemental Indenture and of any indenture supplemental hereto that governs the Notes have the respective meanings specified in this Section 1.01. All other terms used in this Supplemental Indenture that are defined in the Base Indenture or the TIA, either directly or by reference therein (except as herein otherwise expressly provided or unless the context of this Supplemental Indenture otherwise requires), have the respective meanings assigned to such terms in the Base Indenture or the TIA, as the case may be, as in force at the date of this Supplemental Indenture as originally executed. For the avoidance of doubt, the term “Indebtedness for Borrowed Money” as used herein shall not include any obligations under any lease.

“Accounting Change” has the meaning assigned to such term in the definition of “GAAP.”

“Additional Notes” means Notes issued pursuant to the terms of this Supplemental Indenture in addition to Initial Notes (other than any Notes issued in respect of Initial Notes pursuant to Sections 2.06, 2.07, 2.10 or 3.06 of this Supplemental Indenture or Section 9.05 of the Base Indenture).

The Notes issued pursuant to this Supplemental Indenture shall, for the avoidance of doubt, constitute “Additional Notes” as defined in the Indenture for the purposes of the Collateral Agreement, dated May 18, 2016, by and among CCO, Capital Corp, the Collateral Agent and the other grantors party thereto from time to time, as the same may be amended, restated, supplemented, replaced or otherwise modified from time to time.

“Base Indenture” has the meaning assigned to it in the preamble to this Supplemental Indenture.

“Capital Corp” has the meaning assigned to it in the preamble to this Supplemental Indenture.

“CCO” has the meaning assigned to it in the preamble to this Supplemental Indenture.

“CCO Holdings” has the meaning assigned to it in the preamble to this Supplemental Indenture.

“CoBank” means CoBank, ACB, a federally chartered instrumentality of the United States.

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“CoBank Equities” means any of CCO’s stock, patronage refunds issued in the form of stock or otherwise constituting allocated units, patronage surplus (including any such surplus accrued by CoBank for the account of CCO) and other equities in CoBank acquired in connection with, or because of the existence of, CCO’s patronage loan from CoBank (or its affiliate), and the proceeds of any of the foregoing.

“Collateral Agent” has the meaning assigned to it in the preamble to this Supplemental Indenture.

“Definitive Note” means a certificated Note registered in the name of the Holder thereof and issued in accordance with Section 2.06, substantially in the form of Exhibit A-1, Exhibit A-2, Exhibit A-3, or Exhibit A-4, as applicable, hereto except that such Note shall not bear the Global Note Legend and shall not have the “Schedule of Exchanges of Interests in the Global Note” attached thereto.

“Depositary” means, with respect to the Global Notes, the Person specified in Section 2.03 as the Depositary with respect to the Notes, and any and all successors thereto appointed as depositary hereunder and having become such pursuant to the applicable provision of this Supplemental Indenture.

“Derivative Instrument” with respect to a Person, means any contract, instrument or other right to receive payment or delivery of cash or other assets to which such Person or any Affiliate of such Person that is acting in concert with such Person in connection with such Person’s investment in the Notes (other than a Screened Affiliate) is a party (whether or not requiring further performance by such Person), the value and/or cash flows of which (or any material portion thereof) are materially affected by the value and/or performance of the Notes and/or the creditworthiness of the Issuers (the “Performance References”).

“Electronic Means” shall mean the following communications methods: e-mail secure electronic transmission containing applicable authorization codes, passwords and/or authentication keys issued by the Trustee, or another method or system specified by the Trustee as available for use in connection with its services hereunder.

“Euroclear” means Euroclear Bank S.A./N.V.

“GAAP” means generally accepted accounting principles in the United States in effect on July 23, 2015; provided that at any time after the Issue Date, the Issuers may elect to establish that GAAP shall mean the GAAP as in effect on a date that is on or after the Issue Date and on or prior to the date of such election; provided that any such election, once made, shall be irrevocable. At any time after the Issue Date, the Issuers may elect to apply International Financial Reporting Standards (“IFRS”) accounting principles in lieu of GAAP and, upon any such election, references herein to GAAP shall thereafter be construed to mean IFRS (except as otherwise provided in this Indenture), including as to the ability of the Issuers to make an election pursuant to the previous sentence; provided that any such election, once made, shall be irrevocable; provided, further, that any calculation or determination in this Indenture that requires the application of GAAP for periods that include fiscal quarters ended prior to the Issuers’ election to apply IFRS shall remain as previously calculated or determined in accordance with GAAP; provided, further again, that the Issuers may only make such election if they also elect to report any subsequent financial reports required to be made by the Issuers, including pursuant to Section 13 or Section 15(d) of the Exchange Act and the covenants set forth under “Reports,” in IFRS. The Issuers shall give notice of any such election made in accordance with this definition to the Trustee and the Holders.

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If there occurs a change in IFRS or GAAP, as the case may be, and such change would cause a change in the method of calculation of any standards, terms or measures (including all computations of amounts and ratios) used in this Indenture (an “Accounting Change”), then the Issuers may elect that such standards, terms or measures shall be calculated as if such Accounting Change had not occurred.

“Global Note” means a permanent Global Note substantially in the form of Exhibit A-1, Exhibit A-2, Exhibit A-3, or Exhibit A-4, as applicable, hereto that bears the Global Note Legend and that has the “Schedule of Exchanges of Interests in the Global Note” attached thereto, and that is deposited with or on behalf of and registered in the name of the Depositary, representing the Initial Notes or any Additional Notes.

“Global Note Legend” means the legend set forth in Section 2.06(f) which is required to be placed on all Global Notes issued under this Supplemental Indenture.

“IFRS” has the meaning assigned to such term in the definition of “GAAP.”

“Indenture” means the Base Indenture, as supplemented by this Supplemental Indenture and as further amended or supplemented from time to time with respect to the Notes.

“Initial Notes” means the Notes issued on the Issue Date (and any Notes issued in respect thereof pursuant to Section 2.06, 2.07, 2.10 or 3.06 of this Supplemental Indenture or Section 9.05 of the Base Indenture).

“Issue Date” means August 18, 2026.

“Issuers” means collectively, CCO and Capital Corp, as the context requires.

“Junior Lien Intercreditor Agreement” means a customary intercreditor agreement in form reasonably satisfactory to the Administrative Agent, Collateral Agent and CCO, pursuant to which, inter alia, any Lien that is intended to be subordinated to the Lien securing the Notes Obligations, is so subordinated.

“Long Derivative Instrument” means a Derivative Instrument (i) the value of which generally increases, and/or the payment or delivery obligations under which generally decrease, with positive changes to the Performance References and/or (ii) the value of which generally decreases, and/or the payment or delivery obligations under which generally increase, with negative changes to the Performance References.

“Material Subsidiary” means any Person that is a Domestic Subsidiary if, at the end of the most recent fiscal quarter of CCO, the aggregate amount, determined in accordance with GAAP consistently applied, of securities of, loans and advances to, and other Investments in, such Person held by CCO and its Subsidiaries exceeded 10% of CCO’s Consolidated Net Worth. A Securitization Subsidiary shall not be considered a Material Subsidiary.

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“Net Short” means, with respect to a Holder or beneficial owner, as of a date of determination, either (i) the value of its Short Derivative Instruments exceeds the sum of the (x) the value of its Notes plus (y) the value of its Long Derivative Instruments as of such date of determination or (ii) it is reasonably expected that such would have been the case were a Failure to Pay or Bankruptcy Credit Event (each as defined in the 2014 ISDA Credit Derivatives Definitions) to have occurred with respect to any Issuer immediately prior to such date of determination.

“Note” or “Notes” has the meaning assigned to it in the preamble and includes the Initial Notes and any Additional Notes.

“Note Guarantors” has the meaning assigned to it in the preamble to this Supplemental Indenture.

“Notes Obligations” means Obligations in respect of the Notes or any Note Guarantee.

“Par Call Date” means (i) with respect to the 2032 Notes, January 15, 2032, (ii) with respect to the 2034 Notes, December 15, 2033, (iii) with respect to the 2036 Notes, May 15, 2036 and (iv) with respect to the 2056 Notes, February 15, 2056.

“Performance References” has the meaning assigned to such term in the definition of “Derivative Instrument.”

“Prospectus” means the base prospectus, dated July 27, 2026, as supplemented by the preliminary prospectus supplement, dated August 6, 2026, as supplemented or amended by the free writing prospectus, dated August 6, 2026, and the final prospectus supplement, dated August 6, 2026 relating to the offering by the Issuers of $4,750,000,000 aggregate principal amount of Initial Notes.

“Permitted Securitization Financing” means any financing arrangement or factoring of Securitization Assets by CCO or any Subsidiary or any securitization facility of any Securitization Subsidiary of CCO, in each case, the obligations of which are non-recourse (except for Standard Securitization Undertakings) to CCO or any Subsidiary (other than any Securitization Subsidiary) in connection therewith.

“Register” means a register in which, subject to such reasonable regulations as it may prescribe, the Issuers shall provide for the registration of the Notes and of transfers and exchanges of such Notes which the Issuers shall cause to be kept at the appropriate office of the Registrar in accordance with Section 2.03.

“Screened Affiliate” means any Affiliate of a Holder (i) that makes investment decisions independently from such Holder and any other Affiliate of such Holder that is not a Screened Affiliate, (ii) that has in place customary information screens between it and such Holder and any other Affiliate of such Holder that is not a Screened Affiliate and such screens prohibit the sharing of information with respect to the Issuers or their Subsidiaries, (iii) whose investment policies are not directed by such Holder or any other Affiliate of such Holder that is acting in concert with such Holder in connection with its investment in the Notes, and (iv) whose investment decisions are not influenced by the investment decisions of such Holder or any other Affiliate of such Holder that is acting in concert with such Holder in connection with its investment in the Notes.

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“Securitization Assets” means accounts receivable, loans, mortgages, royalties, other rights to payment, supporting obligations therefor, proceeds therefrom and other related assets customarily disposed of or pledged in connection with non-recourse receivables financings or factorings or securitization facilities (as determined in good faith by CCO).

“Securitization Subsidiary” means any Subsidiary formed by CCO or any of its other Subsidiaries solely for purposes of consummating any Permitted Securitization Financing and which holds no material assets other than Securitization Assets and which is engaged in no material activities other than those related to such Permitted Securitization Financing.

“Short Derivative Instrument” means a Derivative Instrument (i) the value of which generally decreases, and/or the payment or delivery obligations under which generally increase, with positive changes to the Performance References and/or (ii) the value of which generally increases, and/or the payment or delivery obligations under which generally decrease, with negative changes to the Performance References.

“Standard Securitization Undertakings” means representations, warranties, covenants (including repurchase obligations) and indemnities entered into by CCO or any Subsidiary of CCO that CCO has determined in good faith are customary for “non-recourse” accounts receivables financings or factoring or securitization financings.

“Supplemental Indenture” has the meaning assigned to it in the preamble to this Supplemental Indenture.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Issuers in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Issuers after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H. 15”) under the caption “U.S. government securities - Treasury constant maturities-Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Issuers shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the applicable Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields - one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life - and shall interpolate to the applicable Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

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If on the third business day preceding the redemption date H.15 TCM is no longer published, the Issuers shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the applicable Par Call Date. If there is no United States Treasury security maturing on the applicable Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from such Par Call Date, one with a maturity date preceding such Par Call Date and one with a maturity date following such Par Call Date, the Issuers shall select the United States Treasury security with a maturity date preceding such Par Call Date. If there are two or more United States Treasury securities maturing on the applicable Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Issuers shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Issuer’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

“Trustee” has the meaning assigned to it in the preamble to this Supplemental Indenture.

With respect to the Notes only, the following definition is added to Section 1.01 of the Base Indenture:

“Existing Secured Notes” means the previously issued debt securities of the Issuers outstanding on the date hereof.

With respect to the Notes only, the definition of “Credit Agreement” in the Base Indenture is hereby replaced with the following:

“Credit Agreement” means the Amended and Restated Credit Agreement, dated as of March 18, 1999, as amended and restated as of April 26, 2019, as amended by Amendment No. 1 on October 24, 2019, as amended by Amendment No. 2 on May 26, 2022, as amended by Amendment No. 3 on February 10, 2023, as amended by Amendment No. 4 on March 23, 2023, as amended by Amendment No. 5 on December 7, 2023, as amended by Amendment No. 6 on December 3, 2024 and as amended by Amendment No. 7 on May 6, 2026, by and among CCO Holdings, LLC, a Delaware limited liability company, as holdings, CCO, as the borrower, the lenders party thereto, Bank of America, N.A., as administrative agent, and the other parties thereto together with the related documents thereto (including any term loans and revolving loans thereunder, any guarantees and security documents), as further amended, extended, renewed, restated, supplemented or otherwise modified (in whole or in part, and without limitation as to amount, terms, conditions, covenants and other provisions) from time to time, and any agreement (and related document) governing indebtedness incurred to refinance, in whole or in part, the borrowings and commitments then outstanding or permitted to be outstanding under such Credit Agreement or a successor Credit Agreement, whether by the same or any other lender or group of lenders; provided that this Supplemental Indenture shall not constitute the Credit Agreement.

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With respect to the Notes only, the definition of “Designated Parent Companies” in the Base Indenture is hereby replaced with the following:

“Designated Parent Companies” means Charter Communications, Inc., CCH II, CCH and CCHC.

With respect to the Notes only, the definition of “Existing TWC Notes” in the Base Indenture is hereby replaced with the following:

“Existing TWC Notes” means any debt securities of Time Warner Cable, LLC or any of its Subsidiaries (other than debt securities held by Time Warner Cable, LLC or any of its Subsidiaries) outstanding on the Issue Date.

With respect to the Notes only, the definition of “Permitted Liens” in the Base Indenture is hereby replaced with the following:

“Permitted Liens” means:

(1)           Liens Incurred by Subsidiaries of CCO to secure Indebtedness For Borrowed Money of such Subsidiaries to CCO or to one or more other Subsidiaries of CCO;

(2)           Liens existing on the Issue Date (other than Liens securing obligations under the Credit Agreement, the Notes, the Existing Secured Notes or the Existing TWC Notes);

(3)           Liens (excluding for the avoidance of doubt, any Liens securing the Existing TWC Notes) affecting property of a Person existing at the time it becomes a Subsidiary of CCO or at the time it merges into or consolidates with CCO or a Subsidiary of CCO or at the time of a sale, lease or other disposition of all or substantially all of the properties of such Person to CCO or any of its Subsidiaries;

(4)           Liens (excluding for the avoidance of doubt, any Liens securing the Existing TWC Notes) on property or assets existing at the time of the acquisition thereof or incurred to secure payment of all or a part of the purchase price thereof or to secure indebtedness incurred prior to, at the time of, or within 18 months after the acquisition thereof for the purpose of financing all or part of the purchase price thereof, in a principal amount not exceeding 110% of the purchase price;

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(5)           Liens on any property (including, for the avoidance of doubt, any fixed or capital assets) to secure all or part of the cost of acquisition thereof, improvements thereon or construction thereon or indebtedness incurred to provide funds for such purpose in a principal amount not exceeding 110% of the cost of such acquisitions, improvements or construction;

(6)           Liens on shares of stock, indebtedness or other securities or assets of a Person that is not a Subsidiary of CCO;

(7)           any extension, renewal or replacement (or successive extensions, renewals or replacements), as a whole or in part, of any Liens described in clauses (2), (3), (4), (5), (6), (9), (10), (11), (12), (13), (14), (15), (16), (17) and (18) (it being understood that any such Liens described in clause (10) extended, renewed or replaced shall still be deemed outstanding for the purposes of such clause (10) and permitted thereunder), of this definition, for amounts not exceeding the principal amount of the Indebtedness For Borrowed Money secured by the Lien so extended, renewed or replaced (plus an amount equal to any premiums, accrued interest, fees and expenses payable in connection therewith); provided, however, that such extension, renewal or replacement Lien is limited to all or a part of the same assets that were covered by the Lien extended renewed or replaced (plus improvements on such assets and any Liens on assets that could have secured the Indebtedness For Borrowed Money pursuant to written agreements and instruments existing at the time);

(8)           with respect to the Notes of each series, Liens securing Obligations in respect of the Notes of each series and the Note Guarantees thereof and Liens in favor of the Trustee;

(9)           Liens resulting from progress payments or partial payments under United States government contracts or subcontracts;

(10)         Liens arising or existing in connection with Indebtedness For Borrowed Money in an aggregate principal amount not exceeding at the time such Lien is issued, created or assumed the greater of (a) 15% of the Consolidated Net Worth of CCO and (b) $7 billion;

(11)         Liens securing the Increased Amount of Indebtedness For Borrowed Money so long as the Lien securing such Indebtedness For Borrowed Money was permitted under this Indenture;

(12)         Liens arising under or in connection with any sale and leaseback transaction;

(13)         deposits made to secure the performance of bids, tenders, trade contracts, leases, statutory or regulatory obligations, surety and appeal bonds, bankers acceptances, government contracts, performance bonds and other obligations of a like nature incurred in the ordinary course of business, in each case excluding obligations for borrowed money;

(14)         junior Liens on assets constituting Collateral under the Security Documents securing indebtedness of CCO, any Issuer or any Guarantor, which Lien shall be subordinated to the Liens securing the Notes Obligations pursuant to a Junior Lien Intercreditor Agreement;

(15)         CoBank’s Liens (including the right of setoff) in the CoBank Equities and in any cash patronage;

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(16)         Liens incurred by CCO Holdings, the Issuers or any Note Guarantor to secure Indebtedness For Borrowed Money of such entity to and/or in favor of any Issuer, any Note Guarantor or one or more Subsidiaries of any Issuer or Note Guarantor;

(17)         Liens on Equity Interests, Indebtedness or other securities or assets of a Person that is not a Subsidiary of any Issuer; and

(18)         Liens in connection with grants or subsidies from Governmental Authorities

With respect to the Notes only, the definition of “Wholly Owned Subsidiary” in the Base Indenture is hereby replaced with the following:

“Wholly Owned Subsidiary” means, as to any Person, any other Person all of the Equity Interests of which (other than (i) directors’ qualifying shares required by law or (ii) in the case of CC VIII, LLC, the CCVIII Interest (as defined in the Credit Agreement)) are owned by such Person directly or through other Wholly Owned Subsidiaries or a combination thereof.

Section 1.02      Other Definitions.

Term	Defined in Section
“Authentication Order”	2.02
“Default Direction”	6.02
“Directing Holder”	6.02
“DTC”	2.03
“Noteholder Direction”	6.02
“Paying Agent”	2.03
“Position Representation”	6.02
“Registrar”	2.03
“series”	2.01
“Verification Covenant”	6.02

Article 2

THE NOTES

With respect to the Notes only, Article 2 of the Base Indenture is hereby replaced with the following:

Section 2.01      Form and Dating.

(a)       General. The Notes and the Trustee’s certificate of authentication shall be substantially in the form of (i) in the case of the 2032 Notes, Exhibit A-1, (ii) in the case of the 2034 Notes, Exhibit A-2, (iii) in the case of the 2036 Notes, Exhibit A-3, and (iv) in the case of the 2056 Notes, Exhibit A-4. The Notes are each a separate “series” of Notes for the purposes of the Base Indenture and this Supplemental Indenture. The Notes may have notations, legends or endorsements required by law, stock exchange rule or usage or this Supplemental Indenture. Each Note shall be dated the date of its authentication. The Notes shall be in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof.

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The terms and provisions contained in the Notes shall constitute, and are hereby expressly made, a part of this Supplemental Indenture and the Issuers and the Trustee, by their execution and delivery of this Supplemental Indenture, expressly agree to such terms and provisions and to be bound thereby. However, to the extent any provision of any Note conflicts with the express provisions of this Supplemental Indenture, the provisions of this Supplemental Indenture shall govern and be controlling.

(b)       Global Notes. Notes issued in global form shall be substantially in the form of (i) in the case of the 2032 Notes, Exhibit A-1, (ii) in the case of the 2034 Notes, Exhibit A-2, (iii) in the case of the 2036 Notes, Exhibit A-3, and (iv) in the case of the 2056 Notes, Exhibit A-4, including the Global Note Legend thereon and the “Schedule of Exchanges of Interests in the Global Note” attached thereto. Notes issued in definitive form shall be substantially in the form of (i) in the case of the 2032 Notes, Exhibit A-1, (ii) in the case of the 2034 Notes, Exhibit A-2, (iii) in the case of the 2036 Notes, Exhibit A-3, and (iv) in the case of the 2056 Notes, Exhibit A-4, without the Global Note Legend thereon and without the “Schedule of Exchanges of Interests in the Global Note” attached thereto. Each Global Note shall represent such outstanding Notes as shall be specified therein and each shall provide that it shall represent the aggregate principal amount of outstanding Notes from time to time endorsed thereon and that the aggregate principal amount of outstanding Notes represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions. Any endorsement of a Global Note to reflect the amount of any increase or decrease in the aggregate principal amount of outstanding Notes represented thereby shall be made by the Trustee or the custodian, at the direction of the Trustee, in accordance with instructions given by the Holder thereof as required by Section 2.06.

(c)       Form of Initial Notes, Etc. All Initial Notes issued on the Issue Date are to be initially represented by one or more Global Notes.

Section 2.02      Execution and Authentication.

Two Officers shall sign the Notes for each Issuer by manual signature.

If an Officer whose signature is on a Note no longer holds that office at the time a Note is authenticated, the Note shall nevertheless be valid.

A Note shall not be valid until authenticated by the manual or electronic signature of the Trustee. The signature shall be conclusive evidence that the Note has been authenticated under this Supplemental Indenture.

At any time and from time to time after the execution and delivery of this Supplemental Indenture, the Issuers may deliver Notes executed by the Issuers to the Trustee for authentication; and the Trustee shall authenticate and deliver (i) Initial Notes for original issue in the aggregate principal amount of (a) in the case of the 2032 Notes, $1,750,000,000, (b) in the case of the 2034 Notes, $1,000,000,000, (c) in the case of the 2036 Notes, $1,000,000,000 and (d) in the case of the 2056 Notes, $1,000,000,000, and (ii) Additional Notes from time to time for original issue in aggregate principal amount specified by the Issuers, in each case specified in clauses (i) and (ii) above, upon a written order of the Issuers signed by an Officer of each Issuer (an “Authentication Order”). Such Authentication Order shall specify the amount and series of Notes to be authenticated and the date on which the Notes are to be authenticated, whether such Notes are to be Initial Notes or Additional Notes and whether the Notes are to be issued as one or more Global Notes and such other information as the Issuers may include or the Trustee may reasonably request. The aggregate principal amount of Notes which may be authenticated and delivered under this Supplemental Indenture is unlimited.

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On the Issue Date, the Issuers will issue Initial Notes in the form of one or more Global Notes, as provided in Section 2.01(c). Any Additional Notes shall also be issued in the form of one or more Global Notes, as provided in Section 2.01(c).

The Trustee may appoint an authenticating agent acceptable to the Issuers to authenticate Notes. An authenticating agent may authenticate Notes whenever the Trustee may do so. Each reference in this Supplemental Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with Holders or an Affiliate of the Issuers.

Section 2.03      Registrar and Paying Agent.

The Issuers shall maintain an office or agency in the Borough of Manhattan, the City of New York, where Notes may be presented for registration of transfer or for exchange (“Registrar”) and an office or agency where Notes may be presented for payment (“Paying Agent”). Until otherwise designated by the Issuers, the Issuers’ office or agency in New York shall be the office of the Trustee maintained for such purpose. The Registrar shall keep the Register of the Notes and of their transfer and exchange. The Issuers may appoint one or more co-registrars and one or more additional paying agents. The term “Registrar” includes any co-registrar and the term “Paying Agent” includes any additional paying agent. The Issuers may change any Paying Agent or Registrar without notice to any Holder. The Registrar or Paying Agent may resign at any time upon not less than 10 Business Days’ prior written notice to the Issuers. The Issuers shall enter into an appropriate agency agreement with any Agent not a party to this Supplemental Indenture, which shall incorporate any applicable terms of the TIA. The Issuers shall notify the Trustee in writing of the name and address of any Agent not a party to this Supplemental Indenture. The Company or any of its Subsidiaries may act as Paying Agent or Registrar.

The Issuers initially appoint The Depository Trust Company (“DTC”) to act as Depositary with respect to the Global Notes.

The Issuers initially appoint the Trustee to act as the Registrar and Paying Agent and to act as custodian with respect to the Global Notes.

Section 2.04      Paying Agent to Hold Money in Trust.

Principal of, premium, if any, and interest on the Notes will be payable at the office of the Paying Agent or, at the option of the Issuers, payment of interest may be made by check mailed to Holders at their respective addresses set forth in the Register; provided, all payments of principal, premium, if any, and interest with respect to the Notes represented by one or more Global Notes registered in the name or held by the Depositary shall be made by wire transfer of immediately available funds to accounts specified by the Holder prior to 10:00 a.m., New York time, on each due date of the principal and interest on any Note. The Issuers shall require each Paying Agent other than the Trustee to agree in writing that the Paying Agent shall hold in trust for the benefit of Holders or the Trustee all money held by the Paying Agent for the payment of principal, premium, if any, or interest on the Notes, and shall notify the Trustee of any default by the Issuers in making any such payment. While any such default continues, the Trustee may require a Paying Agent to pay all money held by it to the Trustee. The Issuers at any time may require a Paying Agent to pay all money held by it to the Trustee. Upon payment over to the Trustee, the Paying Agent (if other than an Issuer or a Subsidiary) shall have no further liability for the money. If an Issuer or a Subsidiary acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of Holders all money held by it as Paying Agent. Upon any bankruptcy or reorganization proceedings relating to the Issuers, the Trustee shall serve as Paying Agent for the Notes.

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Section 2.05      Holder Lists.

The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of all Holders and shall otherwise comply with TIA § 312(a). If the Trustee is not the Registrar, the Issuers shall furnish to the Trustee at least seven Business Days before each interest payment date and at such other times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Holders, and the Issuers shall otherwise comply with TIA § 312(a).

Section 2.06      Transfer and Exchange.

(a)       Transfer and Exchange of Global Notes. A Global Note may not be transferred as a whole except by the Depositary to a nominee of the Depositary, by a nominee of the Depositary to the Depositary or to another nominee of the Depositary, or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. All Global Notes shall be exchanged by the Issuers for Definitive Notes if:

(i)           the Issuers deliver to the Trustee notice from the Depositary that it is unwilling or unable to continue to act as Depositary or that it is no longer a clearing agency registered under the Exchange Act and, in either case, a successor Depositary is not appointed by the Issuers within 120 days after the date of such notice from the Depositary;

(ii)          the Issuers in their sole discretion determine that the Global Notes (in whole but not in part) should be exchanged for Definitive Notes and deliver a written notice to such effect to the Trustee; or

(iii)         there shall have occurred and be continuing a Default or Event of Default with respect to the Notes.

Upon the occurrence of any of the preceding events in (i), (ii) or (iii) above, Definitive Notes shall be issued in such names as the Depositary shall instruct the Trustee. Global Notes also may be exchanged or replaced, in whole or in part, as provided in Sections 2.07 and 2.10. Every Note authenticated and delivered in exchange for, or in lieu of, a Global Note or any portion thereof, pursuant to this Section 2.06 or Section 2.07 or 2.10, shall be authenticated and delivered in the form of, and shall be, a Global Note. A Global Note may not be exchanged for another Note other than as provided in this Section 2.06(a); however, beneficial interests in a Global Note may be transferred and exchanged as provided in Section 2.06(b) and (c).

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(b)       Transfer and Exchange of Beneficial Interests in the Global Notes.

The transfer and exchange of beneficial interests in the Global Notes shall be effected through the Depositary, in accordance with the provisions of this Supplemental Indenture and the Applicable Procedures. Transfers of beneficial interests in the Global Notes also shall require compliance with subparagraph (i) below, as well as one or more of the other following subparagraphs, as applicable:

(i)           The transferor of beneficial interest in Global Notes must deliver to the Registrar either:

(A)         (1) a written order from a Participant or an Indirect Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to credit or cause to be credited a beneficial interest in another Global Note in an amount equal to the beneficial interest to be transferred or exchanged; and (2) instructions given in accordance with the Applicable Procedures containing information regarding the Participant account to be credited with such increase; or

(B)         (1) a written order from a Participant or an Indirect Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to cause to be issued a Definitive Note in an amount equal to the beneficial interest to be transferred or exchanged; and (2) instructions given by the Depositary to the Registrar containing information regarding the Person in whose name such Definitive Note shall be registered to effect the transfer or exchange referred to in (a) above.

Upon satisfaction of all of the requirements for transfer or exchange of beneficial interests in Global Notes contained in this Supplemental Indenture and the Notes or otherwise applicable under the Securities Act, the Trustee shall adjust the principal amount of the relevant Global Note(s) pursuant to Section 2.06(g).

(c)       Transfer or Exchange of Beneficial Interests for Definitive Notes.

(i)           Beneficial Interests in Global Notes to Definitive Notes. If any Holder of a beneficial interest in a Global Note proposes to exchange such beneficial interest for a Definitive Note or to transfer such beneficial interest to a Person who takes delivery thereof in the form of a Definitive Note, then, upon satisfaction of the conditions set forth in Section 2.06(b)(i), the Trustee shall cause the aggregate principal amount of the applicable Global Note to be reduced accordingly pursuant to Section 2.06(g), and the Issuers shall execute and the Trustee shall authenticate and deliver to the Person designated in the instructions a Definitive Note in the appropriate principal amount. Any Definitive Note issued in exchange for a beneficial interest pursuant to this Section 2.06(c)(i) shall be registered in such name or names and in such authorized denomination or denominations as the Holder of such beneficial interest shall instruct the Registrar through instructions from the Depositary and the Participant or Indirect Participant. The Trustee shall deliver such Definitive Notes to the Persons in whose names such Notes are so registered.

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(d)       Transfer and Exchange of Definitive Notes for Beneficial Interests in Global Notes.

(i)           Definitive Notes to Beneficial Interests in Global Notes. A Holder of a Definitive Note may exchange such Note for a beneficial interest in a Global Note or transfer such Definitive Notes to a Person who takes delivery thereof in the form of a beneficial interest in a Global Note at any time. Upon receipt of a request for such an exchange or transfer, the Trustee shall cancel the applicable Definitive Note and increase or cause to be increased the aggregate principal amount of one of the Global Notes.

(e)       Transfer and Exchange of Definitive Notes for Definitive Notes. Upon request by a Holder of Definitive Notes and such Holder’s compliance with the provisions of this Section 2.06(e), the Registrar shall register the transfer or exchange of Definitive Notes. Prior to such registration of transfer or exchange, the requesting Holder shall present or surrender to the Registrar the Definitive Notes duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Registrar duly executed by such Holder or by its attorney, duly authorized in writing. In addition, the requesting Holder shall provide any additional certifications, documents and information, as applicable, required pursuant to the following provisions of this Section 2.06(e):

(i)           Definitive Notes to another Definitive Note. A Holder of Definitive Notes may transfer such Notes to a Person who takes delivery thereof in the form of another Definitive Note. Upon receipt of a request to register such a transfer, the Registrar shall register the Definitive Notes pursuant to the instructions from the Holder thereof.

(f)        Global Note Legend. Each Global Note shall bear a legend in substantially the following form:

THIS GLOBAL NOTE IS HELD BY THE DEPOSITARY (AS DEFINED IN THE SUPPLEMENTAL INDENTURE GOVERNING THIS NOTE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (1) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 2.06 OF THE SUPPLEMENTAL INDENTURE, (2) THIS GLOBAL NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.06(a) OF THE SUPPLEMENTAL INDENTURE, (3) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 2.11 OF THE SUPPLEMENTAL INDENTURE AND (4) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE ISSUERS. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (570 WASHINGTON BOULEVARD, JERSEY CITY, NEW JERSEY) (“DTC”), TO EACH ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

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(g)       Cancellation and/or Adjustment of Global Notes. At such time as all beneficial interests in a particular Global Note have been exchanged for Definitive Notes or a particular Global Note has been redeemed, repurchased or canceled in whole and not in part, each such Global Note shall be returned to or retained and canceled by the Trustee in accordance with Section 2.11. At any time prior to such cancellation, if any beneficial interest in a Global Note is exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Note or for Definitive Notes, the principal amount of Notes represented by such Global Note shall be reduced accordingly and an endorsement shall be made on such Global Note by the Trustee or by the Depositary at the direction of the Trustee to reflect such reduction; and if the beneficial interest is being exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Note, such other Global Note shall be increased accordingly and an endorsement shall be made on such Global Note by the Trustee or by the Depositary at the direction of the Trustee to reflect such increase.

(h)       General Provisions Relating to Transfers and Exchanges.

(i)           To permit registrations of transfers and exchanges, the Issuers shall execute and the Trustee shall authenticate Global Notes and Definitive Notes upon the Issuers’ order or at the Registrar’s request.

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(ii)          No service charge shall be made to a Holder of a beneficial interest in a Global Note or to a Holder of a Definitive Note for any registration of transfer or exchange, but the Issuers may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer taxes or similar governmental charge payable upon exchange or transfer pursuant to Section 2.10 hereof and Section 9.05 of the Base Indenture).

(iii)         The Registrar shall not be required to register the transfer of or exchange any Note selected for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part.

(iv)         All Global Notes and Definitive Notes issued upon any registration of transfer or exchange of Global Notes or Definitive Notes shall be the valid obligations of the Issuers, evidencing the same debt, and entitled to the same benefits under this Supplemental Indenture, as the Global Notes or Definitive Notes surrendered upon such registration of transfer or exchange.

(v)          The Issuers shall not be required to register the transfer of or to exchange a Note between a record date and the next succeeding interest payment date.

(vi)         Prior to due presentment for the registration of a transfer of any Note, the Trustee, any Agent and the Issuers may deem and treat the Person in whose name any Note is registered as the absolute owner of such Note for the purpose of receiving payment of principal of and interest on such Notes and for all other purposes, and none of the Trustee, any Agent or the Issuers shall be affected by notice to the contrary.

(vii)        The Trustee shall authenticate Global Notes and Definitive Notes in accordance with the provisions of Section 2.02.

(viii)       All certifications, certificates and Opinions of Counsel required to be submitted to the Registrar pursuant to this Section 2.06 to effect a registration of transfer or exchange may be submitted by electronic mail.

(ix)         Each Holder of a Note agrees to indemnify the Issuers and the Trustee against any liability that may result from the transfer, exchange or assignment of such Holder’s Note in violation of any provision of this Supplemental Indenture and/or applicable United States Federal or state securities law.

(x)           The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Supplemental Indenture or under applicable law with respect to any transfer of any interest in any Note (including any transfers between or among Depositary Participants or beneficial owners of interests in any Global Note) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, this Supplemental Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

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(xi)         Neither the Trustee nor any Agent shall have any responsibility for any actions taken or not taken by the Depositary.

Section 2.07      Replacement Notes.

If any mutilated Note is surrendered to the Trustee or the Issuers and the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, the Issuers shall issue and the Trustee, upon receipt of an Authentication Order, shall authenticate a replacement Note if the Trustee’s requirements are met. If required by the Trustee or the Issuers, an indemnity bond must be supplied by the Holder that is sufficient in the judgment of the Trustee and the Issuers to protect the Issuers, the Trustee, any Agent and any authenticating agent from any loss that any of them may suffer if a Note is replaced. The Issuers may charge for their expenses in replacing a Note.

Every replacement Note is an additional legally binding obligation of the Issuers and shall be entitled to all of the benefits of this Supplemental Indenture equally and proportionately with all other Notes duly issued hereunder.

Section 2.08      Outstanding Notes.

The Notes outstanding at any time are all the Notes authenticated by the Trustee except for those canceled by it, those delivered to it for cancellation, those reductions in the interest in a Global Note effected by the Trustee in accordance with the provisions of this Supplemental Indenture, and those described in this Section 2.08 as not outstanding. Except as set forth in Section 2.09, a Note does not cease to be outstanding because the Company or an Affiliate of the Company holds the Note.

If a Note is replaced pursuant to Section 2.07, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Note is held by a bona fide purchaser.

If the principal amount of any Note is considered paid under Section 4.01 of the Base Indenture, it ceases to be outstanding and interest on it ceases to accrue.

If the Paying Agent (other than an Issuer, a Subsidiary or an Affiliate of any thereof) holds, on a redemption date or maturity date, money sufficient to pay Notes payable on that date, then on and after that date such Notes shall be deemed to be no longer outstanding and shall cease to accrue interest.

Section 2.09      Treasury Notes.

In determining whether the Holders of the required principal amount of Notes have concurred in any direction, waiver or consent, Notes owned by the Issuers, or by any Person directly or indirectly controlled by or under direct or indirect common control with the Issuers or, if the TIA is applicable to this Supplemental Indenture, to the extent required by the TIA, any person controlling the Issuers, shall be considered as though not outstanding, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Notes that a Responsible Officer of the Trustee knows are so owned shall be so disregarded.

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Section 2.10      Temporary Notes.

Until certificates representing Notes are ready for delivery, the Issuers may prepare and the Trustee, upon receipt of an Authentication Order, shall authenticate temporary Notes. Temporary Notes shall be substantially in the form of certificated Notes but may have variations that the Issuers consider appropriate for temporary Notes and as shall be reasonably acceptable to the Trustee. Without unreasonable delay, the Issuers shall prepare and the Trustee shall authenticate Definitive Notes in exchange for temporary Notes.

Holders of temporary Notes shall be entitled to all of the benefits of this Supplemental Indenture.

Section 2.11      Cancellation.

The Issuers at any time may deliver Notes to the Trustee for cancellation. The Registrar and Paying Agent shall forward to the Trustee any Notes surrendered to them for registration of transfer, exchange or payment. The Trustee and no one else shall cancel all Notes surrendered for registration of transfer, exchange, payment, replacement or cancellation and shall dispose of such canceled Notes in its customary manner. The Issuers may not issue new Notes to replace Notes that they have paid or that have been delivered to the Trustee for cancellation.

Section 2.12      Defaulted Interest.

If the Issuers default in a payment of interest on the Notes, the Issuers shall pay the defaulted interest in any lawful manner plus, to the extent lawful, interest payable on the defaulted interest, which interest on defaulted interest shall accrue until the defaulted interest is deemed paid hereunder, to the Persons who are Holders on a subsequent special record date, in each case at the rate provided in the Notes and in Section 4.01 of the Base Indenture. The Issuers shall notify the Trustee in writing of the amount of defaulted interest proposed to be paid on each Note and the date of the proposed payment. The Issuers shall fix or cause to be fixed each such special record date and payment date; provided that no such special record date shall be less than 10 days prior to the related payment date for such defaulted interest. At least 15 days before the special record date, the Issuers (or, upon the written request of the Issuers, the Trustee in the name and at the expense of the Issuers) shall mail or cause to be mailed to Holders a notice that states the special record date, the related payment date and the amount of such interest to be paid.

Section 2.13      CUSIP Numbers.

The Issuers in issuing the Notes may use “CUSIP” numbers (if then generally in use), and, if so, the Trustee shall use “CUSIP” numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Notes or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Notes, and any such redemption shall not be affected by any defect in or omission of such numbers. The Issuers will promptly notify the Trustee in writing of any change in the “CUSIP” numbers.

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Section 2.14      FATCA.

The Issuers hereby agree (i) to give notice to the Trustee upon becoming aware that any payment under the Indenture will be treated as a withholdable payment, as such term is used in Sections 1471-1474 of the U.S. Internal Revenue Code of 1986, as amended, and Treasury regulations promulgated thereunder (“Applicable Law”); and (ii) that the Trustee shall be entitled to make any withholding or deductions from payments under the Indenture (and shall not be required to pay any additional amounts with respect to any such withholding or deduction on or in respect of the Notes) to the extent necessary to comply with Applicable Law.

Article 3

REDEMPTION AND PREPAYMENT

With respect to the Notes only, Article 3 of the Base Indenture is hereby replaced with the following:

Section 3.01      Notices to Trustee.

If the Issuers elect to redeem Notes pursuant to the optional redemption provisions of Section 3.07, it shall furnish to the Trustee, at least 10 days but not more than 60 days before a redemption date, an Officers’ Certificate setting forth (i) the clause of this Supplemental Indenture pursuant to which the redemption shall occur, (ii) the redemption date, (iii) the principal amount of Notes to be redeemed and (iv) the redemption price; provided that the Issuers shall notify the Trustee 5 days prior to any such redemption, which notice period may be waived by the Trustee.

Section 3.02      Selection of Notes to Be Redeemed.

If less than all of the Notes are to be redeemed at any time, (x) if the Notes are held in definitive form, the Notes shall be selected for redemption by lot, and (y) if the Notes are held in global form, the Notes shall be selected for redemption by the depositary in accordance with their applicable procedures.

In the event of partial redemption by lot, the particular Notes to be redeemed shall be selected, unless otherwise provided herein, not less than 15 nor more than 30 days prior to the redemption date by the Trustee from the outstanding Notes not previously called for redemption.

The Trustee shall promptly notify the Issuers in writing of the Notes selected for redemption and, in the case of any Note selected for partial redemption, the principal amount thereof to be redeemed. Notes and portions of Notes selected shall be in amounts of $2,000 or whole multiples of $1,000 in excess thereof; except that if all of a Holder’s Notes are to be redeemed, the entire outstanding amount of Notes held by such Holder, even if not a multiple of $1,000, shall be redeemed. Except as provided in the preceding sentence, provisions of this Supplemental Indenture that apply to Notes called for redemption also apply to portions of Notes called for redemption.

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Section 3.03      Notice of Redemption.

At least 10 days but not more than 60 days before a redemption date, the Issuers shall transmit or cause to be transmitted, a notice of redemption to each Holder whose Notes are to be redeemed at its registered address.

The notice shall identify the Notes to be redeemed and shall state:

(a)       the redemption date;

(b)       the redemption price;

(c)       if any Note is being redeemed in part only, the portion of the principal amount of such Note to be redeemed and that, after the redemption date upon surrender of such Note, a new Note or Notes in principal amount equal to the unredeemed portion shall be issued upon cancellation of the original Note;

(d)       the name and address of the Paying Agent;

(e)       that Notes called for redemption must be surrendered to the Paying Agent to collect the redemption price;

(f)        that, unless the Issuers default in making such redemption payment, interest on Notes called for redemption and redeemed ceases to accrue on and after the redemption date;

(g)       the paragraph of the Notes and/or Section of this Supplemental Indenture pursuant to which the Notes called for redemption are being redeemed;

(h)       that no representation is made as to the correctness or accuracy of the CUSIP number, if any, listed in such notice or printed on the Notes;

(i)        any conditions to the Issuers’ obligations to redeem the Notes as contemplated by Section 3.04; and

(j)        the CUSIP number, if any.

At the Issuers’ request, the Trustee shall give the notice of redemption in the Issuers’ name and at its expense; provided, however, that the Issuers shall have delivered to the Trustee, at least 30 days prior to the redemption date (or such shorter period as to which the Trustee may agree in its sole discretion), an Officers’ Certificate requesting that the Trustee give such notice and setting forth the information to be stated in such notice as provided in the preceding paragraph.

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Section 3.04      Effect of Notice of Redemption.

Once notice of redemption is transmitted in accordance with Section 3.03, Notes called for redemption become irrevocably due and payable on the redemption date at the redemption price; provided that any redemption or notice of any redemption may, at the Issuers’ discretion, be given prior to the completion of a transaction or event (including an equity offering, other offering, issuance of indebtedness, a Change of Control or other transaction or event) and any redemption notice (including the amount of Notes redeemed and conditions precedent applicable to different amounts of Notes redeemed) may, in the Issuers’ discretion, be subject to one or more conditions precedent, including, but not limited to, completion of the related transaction or event. Any such redemption may be partial as a result of only some of the conditions being satisfied.

If such redemption or notice is subject to satisfaction of one or more conditions precedent, such notice shall state that, in the Issuers’ discretion, the redemption date may be delayed until such time (including more than 60 days after the date the notice of redemption was mailed or delivered, including by electronic transmission) as any or all such conditions shall be satisfied (or waived by the Issuers in their sole discretion), or such redemption may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied (or waived by the Issuers in their sole discretion) by the redemption date, or by the redemption date so delayed. In addition, the Issuers may provide in such notice that payment of the redemption price and performance of the Issuers’ obligations with respect to such redemption may be performed by another Person.

Section 3.05      Deposit of Redemption Price.

At or prior to 10:00 a.m., New York City time, on the redemption date, the Issuers shall deposit with the Trustee or with the Paying Agent money sufficient to pay the redemption price of and accrued interest on all Notes to be redeemed on such date. The Trustee or the Paying Agent shall promptly return to the Issuers any money deposited with the Trustee or the Paying Agent by the Issuers in excess of the amounts necessary to pay the redemption price of, and accrued interest on, all Notes to be redeemed.

If the Issuers comply with the provisions of the preceding paragraph, on and after the redemption date, interest shall cease to accrue on the Notes of a series or the portions thereof called for redemption. If a Note is redeemed on or after an interest record date but on or prior to the related interest payment date, then any accrued and unpaid interest shall be paid to the Person in whose name such Note was registered at the close of business on such record date. If any Note called for redemption shall not be so paid upon surrender for redemption because of the failure of the Issuers to comply with the preceding paragraph, interest shall be paid on the unpaid principal, from the redemption date until such principal is paid, and to the extent lawful on any interest not paid on such unpaid principal, in each case at the rate provided in the Notes and in Section 4.01 of the Base Indenture.

Section 3.06      Notes Redeemed in Part.

No Notes of $2,000 principal amount or less shall be redeemed in part. Upon surrender of a Note that is redeemed in part, the Issuers shall issue and, upon the Issuers’ written request, the Trustee shall authenticate for the Holder at the expense of the Issuers a new Note equal in principal amount to the unredeemed portion of the Note surrendered.

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Section 3.07      Optional Redemption.

(a)       Except as set forth in Section 3.07(c), the Issuers shall not have the option to redeem Notes pursuant to this Section 3.07(a) prior to the Par Call Date of the Notes. On or after the Par Call Date for the Notes of a series, the Issuers may redeem the Notes of such series, in whole or in part, at the Issuers’ option, on at least 10 days’ but not more than 60 days’ prior mailed or electronically delivered (or otherwise transmitted in accordance with DTC’s procedures) notice to the Holders thereof, at a redemption price equal to 100% of the principal amount of the Notes of such series to be redeemed plus accrued and unpaid interest on the principal amount being redeemed to, but not including, the redemption date (subject to the rights of Holders of Notes of such series on a record date to receive the related interest payment on the related interest payment date).

(b)       [Reserved.]

(c)       Prior to the applicable Par Call Date with respect to each series of the Notes, the Issuers may redeem outstanding Notes, in whole or in part, at the Issuers’ option, at any time or from time to time, on at least 10 days’ but not more than 60 days’ prior mailed or electronically delivered (or otherwise transmitted in accordance with DTC’s procedures) notice to each Holder of the Notes of such series to be redeemed, at a redemption price expressed as a percentage of principal amount equal to the greater of:

(i)           the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the notes matured on their applicable Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate plus (i)(a) in the case of the 2032 Notes, 30 basis points, (b) in the case of the 2034 Notes, 35 basis points, (c) in the case of the 2036 Notes, 35 basis points and (d) in the case of the 2056 Notes, 40 basis points, and less (ii) unpaid interest accrued to the date of redemption, and

(ii)           100% of the principal amount of the notes to be redeemed,

plus, in either case, accrued and unpaid interest on the principal amount being redeemed to, but not including, the redemption date (subject to the rights of Holders of the Notes of such series on a record date to receive the related interest payment on the related interest payment date).

(d)       [Reserved.]

Any redemption pursuant to this Section 3.07 shall be made pursuant to the provisions of Section 3.01 through 3.06.

Section 3.08      Mandatory Redemption.

The Issuers shall not be required to make mandatory redemption payments with respect to the Notes.

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Article 4

COVENANTS

With respect to the Notes only, the Issuers hereby agree to expressly subject themselves to the provisions of Article 4 of the Base Indenture.

With respect to the Notes only, Section 4.03 of the Base Indenture is hereby replaced with the following:

Section 4.03      Reports.

CCO shall file with the Trustee, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission. CCO shall also comply with the other provisions of Trust Indenture Act Section 314(a). Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee’s receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including each Issuer’s compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers’ Certificates).

Notwithstanding anything to the contrary set forth above, for so long as the Issuers are direct or indirect majority-owned subsidiaries of any Parent (or other Person which, directly or indirectly, owns a majority of the outstanding common equity interests of CCO), if such Parent (or other Person which, directly or indirectly, owns a majority of the outstanding common equity interests of CCO) has furnished the Holders of the Notes or filed electronically with the Commission the reports described in the preceding paragraphs with respect to such Parent (or other Person which, directly or indirectly, owns a majority of the outstanding common equity interests of CCO) and such reports include a brief explanation (or such explanation is otherwise made available to the Holders) of the material differences between the financial statements of such Parent and that of CCO, then the Issuers shall be deemed to be in compliance with this covenant.

Any information filed with the Commission and available at www.SEC.gov or made available on any Parent’s website shall be deemed transmitted, filed and delivered as required under this Section 4.03.

Article 5

SUCCESSORS

With respect to the Notes only, the Issuers hereby agree to expressly subject themselves to the provisions of Article 5 of the Base Indenture.

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Article 6

DEFAULTS AND REMEDIES

With respect to the Notes only, the Issuers hereby agree to expressly subject themselves to the provisions of Article 6 of the Base Indenture.

With respect to the Notes only, Section 6.01 of the Base Indenture is hereby replaced with the following:

Section 6.01      Events of Default.

Except where otherwise indicated by the context or where the term is otherwise defined for a specific purpose, the term “Event of Default” as used in this Indenture with respect to each series of Notes shall mean one of the following described events:

(1) default in the payment of interest on such series of Notes, as applicable, when due, continued for 30 consecutive days;

(2) default in payment of principal of any Note of such series of Notes when due at maturity, upon optional redemption, upon required purchase, upon declaration of acceleration or otherwise;

(3) the failure by the Issuers or any Note Guarantor to comply for 90 days after notice with its covenants or other agreements (other than those described in the immediately preceding clauses (1) and (2) above), provided that a default under this clause (3) will not constitute an Event of Default with respect to the each series of Notes until the Trustee or the Holders of 30% in principal amount of the outstanding Notes of such series notify the Issuers of the default and the Issuers do not cure such default within the time specified after receipt of such notice; provided, further, that a notice of default may not be given with respect to any action taken, and reported publicly or to Holders, more than two years prior to such notice of default;

(4) (I) any Issuer or any Subsidiary Guarantor that is a Significant Subsidiary pursuant to or within the meaning of Bankruptcy Code:

(a)   commences a voluntary case,

(b)   consents to the entry of an order for relief against it in an involuntary case,

(c)   consents to the appointment of a custodian of it or for all or substantially all of its property, or

(d)   makes a general assignment for the benefit of its creditors; or

(II) a court of competent jurisdiction enters an order or decree under any Bankruptcy Code that:

(a)   is for relief against an Issuer or a Subsidiary Guarantor that is a Significant Subsidiary in an involuntary case;

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(b)   appoints a custodian of an Issuer or a Subsidiary Guarantor that is a Significant Subsidiary or for all or substantially all of the property of an Issuer or a Subsidiary Guarantor that is a Significant Subsidiary; or

(c)   orders the liquidation of an Issuer or a Subsidiary Guarantor that is a Significant Subsidiary, and the order or decree remains unstayed and in effect for 60 consecutive days.

(5) any Note Guarantee of any Subsidiary Guarantor that is a Significant Subsidiary (or Note Guarantees of any group of Subsidiary Guarantors that, taken together, would constitute a Significant Subsidiary) ceases to be in full force and effect (other than in accordance with the terms of such Note Guarantee and/or this Indenture) or any Note Guarantor denies or disaffirms its obligations in writing under its Note Guarantee; and

(6) a material portion of the Collateral ceases to be subject to the Liens of the Security Documents (other than in accordance with the terms of this Indenture and the Security Documents) or any Issuer or Subsidiary Guarantor denies or disaffirms its obligations in writing under the Security Documents to which it is party.

With respect to the Notes only, Section 6.02 of the Base Indenture is hereby replaced with the following:

Section 6.02      Acceleration.

If an Event of Default arising from Section 6.01(4) with respect to CCO occurs and is continuing, the principal of and accrued but unpaid interest on all outstanding Notes of the applicable series shall ipso facto become immediately due and payable without any declaration or other act on the part of the Trustee or any Holders of such series of Notes.

If any other Event of Default with respect to each series of the Notes occurs and is continuing, the Trustee by notice to the Issuers or the Holders of at least 30% in principal amount of the then outstanding Notes of such series by notice to the Issuers and the Trustee may declare such series of the Notes to be due and payable. Upon such a declaration, such principal and interest shall be due and payable immediately. The Holders of a majority in aggregate principal amount of such series of the Notes then outstanding by written notice to the Trustee may on behalf of all of the Holders rescind an acceleration and its consequences with respect to such series of the Notes if the rescission would not conflict with any judgment or decree and if all existing Events of Default (except non-payment of principal, interest or premium that has become due solely because of the acceleration) have been cured or waived. Any time period in this Indenture to cure any actual or alleged Default or Event of Default with respect to each series of the Notes may be extended or stayed by a court of competent jurisdiction to the extent such actual or alleged Default or Event of Default is the subject of litigation.

Any notice of Default, notice of acceleration or instruction to the Trustee to provide a notice of Default, notice of acceleration or take any other action (a “Noteholder Direction”) provided by any one or more Holders (each, a “Directing Holder”) must be accompanied by a written representation from each such Holder to the Issuers and the Trustee that such Holder is not (or, in the case such Holder is DTC or its nominee, that such Holder is being instructed solely by beneficial owners that are not) Net Short (a “Position Representation”), which representation, in the case of a Noteholder Direction relating to a notice of Default (a “Default Direction”), shall be deemed repeated at all times until the resulting Event of Default is cured or otherwise ceases to exist or the applicable series of Notes are accelerated. In addition, each Directing Holder must, at the time of providing a Noteholder Direction, covenant to provide the Issuers with such other information as the Issuers may reasonably request from time to time in order to verify the accuracy of such Directing Holder’s Position Representation within five Business Days of request therefor (a “Verification Covenant”). In any case in which the Holder is DTC or its nominee, any Position Representation or Verification Covenant required hereunder shall be provided by the beneficial owner of the Notes in lieu of DTC or its nominee, and DTC shall be entitled to rely on such Position Representation and Verification Covenant in delivering its direction to the Trustee.

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If, following the delivery of a Noteholder Direction, but prior to acceleration of the Notes of the applicable series, the Issuers determine in good faith that there is a reasonable basis to believe a Directing Holder was, at any relevant time, in breach of its Position Representation and provide to the Trustee evidence that the Issuers have initiated litigation in a court of competent jurisdiction seeking a determination that such Directing Holder was, at such time, in breach of its Position Representation, and seeking to invalidate any Event of Default that resulted from the applicable Noteholder Direction, the cure period with respect to such Default shall be automatically stayed and the cure period with respect to such Event of Default shall be automatically reinstituted and any remedy stayed pending a final and non-appealable determination of a court of competent jurisdiction on such matter. If, following the delivery of a Noteholder Direction, but prior to acceleration of the Notes of the applicable series, the Issuers provide to the Trustee an Officers’ Certificate stating that a Directing Holder failed to satisfy its Verification Covenant, the cure period with respect to such Default shall be automatically stayed and the cure period with respect to any Event of Default that resulted from the applicable Noteholder Direction shall be automatically reinstituted and any remedy stayed until such time as the Issuers provide the Trustee with an Officers’ Certificate that the Verification Covenant has been satisfied; provided that the Issuers shall promptly deliver such Officers’ Certificate to the Trustee upon becoming aware that the Verification Covenant has been satisfied. Any breach of the Position Representation (as evidenced by the delivery to the Trustee of the Officers’ Certificate stating that a Directing Holder failed to satisfy its Verification Covenant) shall result in such Holder’s participation in such Noteholder Direction being disregarded; and if, without the participation of such Holder, the percentage of Notes of the applicable series held by the remaining Holders that provided such Noteholder Direction would have been insufficient to validly provide such Noteholder Direction, such Noteholder Direction shall be void ab initio, with the effect that such Event of Default shall be deemed never to have occurred, acceleration voided and the Trustee shall be deemed not to have received such Noteholder Direction or any notice of such Default or Event of Default.

Notwithstanding anything in the preceding two paragraphs to the contrary, any Noteholder Direction delivered to the Trustee during the pendency of an Event of Default as the result of a bankruptcy or similar direction shall not require compliance with the foregoing paragraphs.

The Trustee shall have no obligation to monitor or determine whether a Holder is Net Short and can rely conclusively on the Officers’ Certificates delivered by the Issuers and determinations made by a court of competent jurisdiction.

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Article 7

TRUSTEE

With respect to the Notes only, the Issuers hereby agree to expressly subject themselves to the provisions of Article 7 of the Base Indenture.

Article 8

LEGAL DEFEASANCE AND COVENANT DEFEASANCE

With respect to the Notes only, the Issuers hereby agree to expressly subject themselves to the provisions of Article 8 of the Base Indenture.

Article 9

AMENDMENT, SUPPLEMENT AND WAIVER

With respect to the Notes only, the Issuers hereby agree to expressly subject themselves to the provisions of Article 9 of the Base Indenture.

With respect to the Notes only, Section 9.01 of the Base Indenture is hereby replaced with the following:

Section 9.01      Without Consent of Holders of Notes.

Notwithstanding Section 9.02 of this Indenture, the Issuers, the Trustee and the Collateral Agent may amend or supplement this Indenture, the Intercreditor Agreement, any Note Guarantee, any Security Document or the Notes without the consent of any Holder of a Note:

(1) to cure any ambiguity, omission, mistake, defect or inconsistency;

(2) to provide for the assumption by a successor Person of the obligations of the Issuers or any Note Guarantor under the Indenture or the Security Documents;

(3) to provide for uncertificated Notes in addition to or in place of certificated Notes (provided that the uncertificated Notes are issued in registered form for purposes of Section 163(f) of the Code, or in a manner such that the uncertificated Notes are described in Section 163(f)(2)(B) of the Code);

(4) to add Guarantees with respect to the Notes or to add additional Collateral to secure the Notes and the Note Guarantees;

(5) to add to the covenants of the Issuers or any Note Guarantor for the benefit of the Holders of the Notes or to surrender any right or power conferred upon the Issuers or any Note Guarantor;

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(6) to make any change that would provide any additional rights or benefits to Holders of any series or that does not adversely affect the legal rights under this Indenture of any such Holder;

(7) to conform the text of the Indenture, the Notes, any Note Guarantee, the Intercreditor Agreement or any Security Document to the description and terms of such Notes in the offering circular, offering memorandum, prospectus supplement or other offering document applicable to such Notes as the time of the initial sale thereof;

(8) to make any amendment to the provisions of the Indenture relating to the transfer and legending of Notes; provided, however, that (a) compliance with the Indenture as so amended would not result in Notes being transferred in violation of the Securities Act or any other applicable securities law and (b) such amendment does not materially and adversely affect the rights of Holders to transfer Notes;

(9) to release Collateral from the Lien under the Security Document when permitted or required by the Security Documents, the Indenture or the Intercreditor Agreement;

(10) to evidence and provide for the acceptance and appointment under the Indenture of a successor Trustee or Collateral Agent thereunder pursuant to the requirements thereof;

(11) to release a Note Guarantor pursuant to the terms of Article 10;

(12) to change or eliminate any of the provisions of this Indenture; provided that any such change or elimination shall not be effective with respect to any outstanding Notes of any series created prior to the execution of such supplemental indenture that is entitled to the benefit of such provision; or

(13) to change or eliminate any provisions of this Indenture or the Notes to eliminate the effect of any Accounting Change or in the application thereof as described in the last paragraph of the definition of “GAAP.”

The consent of the Holders of the Notes is not necessary to approve the particular form of any proposed amendment. It is sufficient if such consent approves the substance of the proposed amendment.

Upon the request of the Issuers accompanied by a resolution of their respective boards of directors authorizing the execution of any such amended or supplemental indenture, and upon receipt by the Trustee and the Collateral Agent an Officers’ Certificate and an Opinion of Counsel pursuant to Section 9.06, the Trustee and the Collateral Agent shall join with the Issuers and any Note Guarantors in the execution of any amended or supplemental indenture authorized or permitted by the terms of this Indenture and to make any further appropriate agreements and stipulations that may be therein contained, but the Trustee and the Collateral Agent shall not be obligated to enter into such amended or supplemental indenture that affects its own rights, duties or immunities under this Indenture or otherwise.

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Article 10

GUARANTEE

With respect to the Notes only, the Issuers and the Note Guarantors hereby agree to expressly subject themselves to the provisions of Article 10 of the Base Indenture.

Article 11

[RESERVED]

Article 12

MISCELLANEOUS

With respect to the Notes only, the Issuers hereby agree to expressly subject themselves to the provisions of Article 12 of the Base Indenture.

The first paragraph of Section 12.02 of the Base Indenture is hereby replaced with the following:

Any notices or other communications required or permitted hereunder shall be in writing and shall be sufficiently given if made by hand delivery, first class mail (registered or certified, return receipt requested), electronic transmission or overnight air courier guaranteeing next day delivery, and addressed as follows:

If to the Issuers:

Charter Communications Operating, LLC

Charter Communications Operating Capital Corp.

c/o Charter Communications, Inc.

400 Washington Blvd.

Stamford, Connecticut 06902

Attention: General Counsel

Electronic Mail: jamal.haughton@charter.com

With a copy to:

Kirkland & Ellis LLP

601 Lexington Avenue

New York, New York 10022

Email: cnagler@kirkland.com

Attention: Christian O. Nagler, P.C.

If to the Trustee:

The Bank of New York Mellon Trust Company, N.A.

500 Ross Street, 12th Floor

AIM 154-1275

Pittsburgh, Pennsylvania 15262

Email: andrew.joyce @bny.com

Attention: Corporate Trust Administration

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With respect to the Notes only, the last paragraph of Section 12.02 of the Base Indenture is hereby replaced with the following:

The Trustee shall have the right to accept and act upon instructions, including funds transfer instructions (“Instructions”) given pursuant to this Indenture and related Security Documents and delivered using Electronic Means; provided, however, that the Issuers shall provide to the Trustee an incumbency certificate listing persons with the authority to provide such Instructions (“Authorized Persons”) and containing specimen signatures of such Authorized Persons, which incumbency certificate shall be amended by the Issuers whenever a person is to be added or deleted from the listing. If the Issuers elect to give the Trustee Instructions using Electronic Means and the Trustee in its discretion elects to act upon such Instructions, the Trustee’s understanding of such Instructions shall be deemed controlling. The Issuers understand and agree that the Trustee cannot determine the identity of the actual sender of such Instructions and that the Trustee shall conclusively presume that directions that purport to have been sent by an Authorized Person listed on the incumbency certificate provided to the Trustee have been sent by such Authorized Person. The Issuers shall be responsible for ensuring that only Authorized Person transmit such Instructions to the Trustee and that the Issuers and all Authorized Person are solely responsible to safeguard the use and confidentiality of applicable user and authorization codes, passwords and/or authentication keys upon receipt by the Issuers. The Trustee shall not be liable for any losses, costs or expenses arising directly or indirectly from the Trustee’s reliance upon and compliance with such Instructions notwithstanding such directions conflict or are inconsistent with a subsequent written instruction. The Issuers agree: (i) to assume all risks arising out of the use of Electronic Means to submit Instructions to the Trustee, including without limitation the risk of the Trustee acting on unauthorized Instructions, and the risk of interception and misuse by third parties and (ii) that it is fully informed of the protections and risks associated with the various methods of transmitting Instructions to the Trustee and that there may be more secure methods of transmitting Instructions than the method(s) selected by the Issuers.

With respect to the Notes only, Section 12.13 of the Base Indenture is hereby replaced with the following:

Section 12.13    Table of Contents, Headings, etc.

The Table of Contents, Cross-Reference Table and headings of the Articles and Sections of this Supplemental Indenture and the Base Indenture have been inserted for convenience of reference only, are not to be considered a part of this Supplemental Indenture or the Base Indenture and shall in no way modify or restrict any of the terms or provisions. Unless otherwise expressly specified, references in this Supplemental Indenture to specific Articles, Sections or clauses refer to Articles, Sections and clauses contained in this Supplemental Indenture, unless such Article, Section or clause is incorporated herein by reference to the Base Indenture or no such Article, Section or clause appears in this Supplemental Indenture, in which case such references refer to the applicable section of the Base Indenture.

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With respect to the Notes only, the following Sections 12.16 and 12.17 are hereby added to Article 12 of the Base Indenture:

Section 12.16    Supplemental Indenture Controls.

In case any provision of this Supplemental Indenture conflicts with any provision of the Base Indenture, the provisions of this Supplemental Indenture shall govern and be controlling, solely with respect to the Notes.

Section 12.17    Submission to Jurisdiction.

The parties irrevocably submit to the non-exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan, City of New York, over any suit, action or proceeding arising out of or relating to this Supplemental Indenture. To the fullest extent permitted by applicable law, the parties irrevocably waive and agree not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

Article 13

SATISFACTION AND DISCHARGE

With respect to the Notes only, the Issuers hereby agree to expressly subject themselves to the provisions of Article 13 of the Base Indenture.

With respect to the Notes only, the following are hereby added as Sections 13.03 and 13.04 to Article 13 of the Base Indenture:

Section 13.03      Satisfaction and Discharge of Supplemental Indenture

This Supplemental Indenture shall cease to be of further effect with respect to a series of Notes (except as to any surviving rights of registration of transfer or exchange of Notes herein expressly provided for), and the Trustee, on demand of and at the expense of the Issuers, shall execute proper instruments acknowledging satisfaction and discharge of this Supplemental Indenture, when

(1)       either:

(a)       all Notes of such series theretofore authenticated and delivered (other than (i) Notes which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.07 and (ii) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuers and thereafter repaid to the Issuers or discharged from such trust) have been delivered to the Trustee for cancellation; or

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(b)       all such Notes of such series not theretofore delivered to the Trustee for cancellation

(i)           have become due and payable, or

(ii)          will become due and payable at their Stated Maturity within one year, or

(iii)         are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Issuers, and the Issuers, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Notes which have become due and payable) or to the maturity or redemption thereof, as the case may be;

(2)       the Issuers have paid or caused to be paid all other sums payable hereunder by the Issuers with respect to such series of Notes; and

(3)       the Issuers have delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Supplemental Indenture have been complied with.

Notwithstanding the satisfaction and discharge of this Supplemental Indenture pursuant to this Article 13, the obligations of the Issuers to the Trustee under Section 7.07 of the Base Indenture, and, if money shall have been deposited with the Trustee pursuant to subclause (b) of clause (1) of this Section 13.03, the obligations of the Trustee under Section 13.04 shall survive such satisfaction and discharge.

Section 13.04      Application of Trust Money.

All money deposited with the Trustee pursuant to Section 13.03 shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Supplemental Indenture, to the payment, either directly or through any Paying Agent as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee.

Article 14

COLLATERAL

With respect to the Notes only, the Issuers hereby agree to expressly subject themselves to the provisions of Article 14 of the Base Indenture.

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With respect to the Notes only, Section 14.03(4) of the Base Indenture is replaced with the following:

(4)       as to any property or asset constituting Collateral that is sold or otherwise disposed of by the Issuers or any Note Guarantor, directly or indirectly, in a transaction not prohibited by this Indenture at the time of such sale or disposition;

SECTION 2

GRANT OF SECURITY INTEREST

With respect to the Notes only, the following is hereby added to the end of Section 2.1 to Exhibit F of the Base Indenture as a new paragraph:

The Collateral granted to the Notes shall be the same as and no greater than the collateral granted to the Existing Secured Notes.

[Signatures on following page]

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Dated as of August 18, 2026

CHARTER COMMUNICATIONS OPERATING, LLC, as an Issuer

By:	/s/ Jeffrey B. Murphy
	Name:	Jeffrey B. Murphy
	Title:	Senior Vice President, Corporate Finance and Development

CHARTER COMMUNICATIONS OPERATING CAPITAL CORP., as an Issuer

By:	/s/ Jeffrey B. Murphy
	Name:	Jeffrey B. Murphy
	Title:	Senior Vice President, Corporate Finance and Development

EACH OF THE NOTE GUARANTORS LISTED ON SCHEDULE I HERETO, as a Note Guarantor

By:	/s/ Jeffrey B. Murphy
	Name:	Jeffrey B. Murphy
	Title:	Senior Vice President, Corporate Finance and Development

[Signature Page to the Supplemental Indenture]

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:	/s/ Terence Rawlins
	Name:	Terence Rawlins
	Title:	Vice President

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Collateral Agent

By:	/s/ Terence Rawlins
	Name:	Terence Rawlins
	Title:	Vice President

[Signature Page to the Supplemental Indenture]

SCHEDULE I

Note Guarantors

CCO Holdings, LLC

Bresnan Broadband Holdings, LLC

CCO NR Holdings, LLC

Charter Communications ASC, LLC

Charter Communications, LLC

Charter Communications SSC, LLC

Charter Communications VI HoldCo, LLC

Charter Communications VI, L.L.C.

Charter Distribution, LLC

Charter Leasing Holding Company, LLC

Charter Procurement Leasing, LLC

DukeNet Communications, LLC

Spectrum Advanced Services, LLC

Spectrum Gulf Coast, LLC

Spectrum Mid-America, LLC

Spectrum Mobile Equipment, LLC

Spectrum Mobile, LLC

Spectrum New York Metro, LLC

Spectrum NLP, LLC

Spectrum Northeast, LLC

Spectrum Oceanic, LLC

Spectrum Originals Development, LLC

Spectrum Originals, LLC

Spectrum Pacific West, LLC

Spectrum Reach, LLC

Spectrum RSN, LLC

Spectrum Southeast, LLC

Spectrum Sunshine State, LLC

Spectrum TV Essentials, LLC

Spectrum Wireless Holdings, LLC

Time Warner Cable Enterprises LLC

Time Warner Cable, LLC

TWC Administration LLC

TWC Communications, LLC

TWC SEE Holdco LLC

I-1

EXHIBIT A-1

THIS GLOBAL NOTE IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS NOTE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (1) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 2.06 OF THE INDENTURE, (2) THIS GLOBAL NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.06(a) OF THE INDENTURE, (3) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 2.11 OF THE INDENTURE AND (4) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE ISSUERS. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (570 WASHINGTON BOULEVARD, JERSEY CITY, NEW JERSEY) (“DTC”), TO THE ISSUERS OR THEIR AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

A-1

[Face of Note]

CUSIP NO. [   ]

6.050% Senior Secured Notes due 2032

No. [   ]

$[                      ]

Charter Communications Operating, LLC

and

Charter Communications Operating Capital Corp.

promise to pay to [       ] or to registered assigns the principal amount of [            ] DOLLARS on February 15, 2032

Interest Payment Dates: February 15 and August 15

Record Dates: February 1 and August 1

Subject to Restrictions set forth in this Note.

A-2

IN WITNESS WHEREOF, the Issuers have caused this instrument to be duly executed.

Dated: [                      ]

CHARTER COMMUNICATIONS OPERATING, LLC

By:
Name:
Title:

By:
Name:
Title:

CHARTER COMMUNICATIONS OPERATING CAPITAL CORP.

By:
Name:
Title:

By:
Name:
Title:

A-3

This is one of the Notes referred to

in the within-mentioned Supplemental Indenture:

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,

as Trustee

By:
Authorized Signatory

Dated: [                      ]

A-4

[Back of Note]

6.050% Senior Secured Notes due 2032

Capitalized terms used herein shall have the meanings assigned to them in the Supplemental Indenture referred to below unless otherwise indicated. For the purposes of this Note, “Notes” shall refer to the 6.050% Senior Secured Notes due 2032 of the Issuers.

1.             INTEREST. The Issuers promise to pay interest on the principal amount of this Note at the rate of 6.050% per annum from the Issue Date until maturity. The Issuers will pay interest semi-annually in arrears on February 15 and August 15 of each year (each, an “Interest Payment Date”), or if any such day is not a Business Day, on the next succeeding Business Day. Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of issuance; provided that if there is no existing Default in the payment of interest, and if this Note is authenticated between a record date referred to on the face and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date; provided, further, that the first Interest Payment Date shall be February 15, 2027. The Issuers shall pay interest (including post-petition interest in any proceeding under the Bankruptcy Code) on overdue principal and premium, if any, from time to time on demand at a rate that is 1.00% per annum in excess of the rate then in effect; they shall pay interest (including post-petition interest in any proceeding under the Bankruptcy Code) on overdue installments of interest (without regard to any applicable grace periods) from time to time on demand at the same rate to the extent lawful. Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months.

2.             METHOD OF PAYMENT. The Issuers shall pay interest on the Notes (except defaulted interest) to the Persons who are registered Holders at the close of business on February 1 and August 1 next preceding the Interest Payment Date, even if such Notes are canceled after such record date and on or before such Interest Payment Date, except as provided in Section 2.12 of the Supplemental Indenture with respect to defaulted interest. The Notes will be payable as to principal, premium, if any, and interest at the office or agency of the Issuers maintained for such purpose within or without the City and State of New York, or, at the option of the Issuers, payment of interest may be made by check mailed to the Holders at their addresses set forth in the register of Holders, and provided that payment by wire transfer of immediately available funds will be required with respect to principal of and interest and premium on all Global Notes and all other Notes the Holders of which shall have provided wire transfer instructions to the Issuers or the Paying Agent. Such payment shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

3.             PAYING AGENT AND REGISTRAR. Initially, The Bank of New York Mellon Trust Company, N.A., the Trustee under the Supplemental Indenture, will act as Paying Agent and Registrar. The Issuers may change any Paying Agent or Registrar without notice to any Holder. The Company or any of its Subsidiaries may act in any such capacity.

A-5

4.             INDENTURE. The Issuers issued the Notes under an Indenture dated as of July 23, 2015 (the “Base Indenture”), among CCO Safari II, LLC, Charter Communications Operating, LLC, Charter Communications Operating Capital Corp. and The Bank of New York Mellon Trust Company, N.A., as Trustee and Collateral Agent, as supplemented by the Twenty-Eighth Supplemental Indenture dated as of August 18, 2026 (the “Supplemental Indenture”), among Charter Communications Operating, LLC, Charter Communications Operating Capital Corp., the guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee and Collateral Agent. The terms of the Notes include those stated in the Supplemental Indenture and those made part of the Supplemental Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code §§ 77aaa-77bbbb). The Notes are subject to all such terms, and Holders are referred to the Supplemental Indenture and such Act for a statement of such terms. To the extent any provision of this Note conflicts with the express provisions of the Supplemental Indenture, the provisions of the Supplemental Indenture shall govern and be controlling.

5.            OPTIONAL REDEMPTION.

(a)           Except as set forth in paragraph 5(b) below, the Issuers shall not have the option to redeem the Notes pursuant to this paragraph 5 prior to January 15, 2032 (the “Par Call Date”). On or after the Par Call Date, the Issuers may redeem the Notes, in whole or in part, at the Issuers’ option, on at least 10 days’ but not more than 60 days’ prior mailed or electronically delivered (or otherwise transmitted in accordance with DTC’s procedures) notice to the Holders thereof, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest on the principal amount being redeemed to, but not including, the redemption date (subject to the rights of Holders of Notes on a record date to receive the related interest payment on the related interest payment date).

(b)           At any time and from time to time prior to the Par Call Date, the Issuers may redeem outstanding Notes, in whole or in part, at the Issuers’ option, at any time or from time to time, on at least 10 days’ but not more than 60 days’ prior mailed or electronically delivered (or otherwise transmitted in accordance with DTC’s procedures) notice to the Holders thereof, at a redemption price expressed as a percentage of principal amount equal to the greater of:

(i)        the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the notes matured on their applicable Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate plus 30 basis points less unpaid interest accrued to the date of redemption, and

(ii)       100% of the principal amount of the notes to be redeemed,

plus, in either case, accrued and unpaid interest on the principal amount being redeemed to, but not including, the redemption date (subject to the rights of Holders of the Notes of such series on a record date to receive the related interest payment on the related interest payment date).

A-6

6.             MANDATORY REDEMPTION. The Issuers shall not be required to make mandatory redemption payments with respect to the Notes.

7.             [Reserved].

8.             [Reserved].

9.             DENOMINATIONS, TRANSFER, EXCHANGE. The Notes are in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. The transfer of Notes may be registered and Notes may be exchanged as provided in the Supplemental Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents, and the Issuers may require a Holder to pay any taxes and fees required by law or permitted by the Supplemental Indenture. The Issuers need not exchange or register the transfer of any Note or portion of a Note selected for redemption, except for the unredeemed portion of any Note being redeemed in part. Also, the Issuers need not exchange or register the transfer of any Notes for a period of 15 days before a selection of Notes to be redeemed or during the period between a record date and the corresponding Interest Payment Date.

10.           PERSONS DEEMED OWNERS. The registered Holder of a Note may be treated as its owner for all purposes.

11.           AMENDMENT, SUPPLEMENT AND WAIVER. Subject to certain exceptions, the Supplemental Indenture, the Intercreditor Agreement, any Note Guarantee, the Security Documents or the Notes may be amended or supplemented with the consent of the Holders of at least a majority in aggregate principal amount of the then outstanding Notes (including, without limitation, consents obtained in connection with a purchase of, or tender offer or exchange offer for, Notes). Subject to certain exceptions, any existing Default or compliance with any provision of the Supplemental Indenture or the Notes may be waived, including by way of amendment, with the consent of the Holders of a majority in aggregate principal amount of the then outstanding Notes (including, without limitation, consents obtained in connection with a purchase of, or tender offer or exchange offer for, Notes). Without the consent of any Holder of a Note, the Issuers, the Trustee and the Collateral Agent may amend or supplement the Supplemental Indenture, the Intercreditor Agreement, any Note Guarantee, any Security Document, or the Notes (i) to cure any ambiguity, omission, mistake, defect or inconsistency, (ii) to provide for the assumption by a successor Person of the obligations of the Issuers or any Note Guarantor under the Supplemental Indenture or the Security Documents, (iii) to provide for uncertificated Notes in addition to or in place of certificated Notes (provided that the uncertificated Notes are issued in registered form for purposes of Section 163(f) of the Code, or in a manner such that the uncertificated Notes are described in Section 163(f)(2)(B) of the Code), (iv) to add Guarantees with respect to the Notes or to add additional Collateral to secure the Notes and the Note Guarantees, (v) to add to the covenants of the Issuers or any Note Guarantor for the benefit of the Holders of the Notes or to surrender any right or power conferred upon the Issuers or any Note Guarantor, (vi) to make any change that would provide any additional rights or benefits to Holders or that does not adversely affect the legal rights under this Supplemental Indenture of any such Holder, (vii) to conform the text of the Supplemental Indenture, the Notes, any Note Guarantee, the Intercreditor Agreement or any Security Document to any provision under the heading “Description of Notes” in the Prospectus, (viii) to make any amendment to the provisions of the Supplemental Indenture relating to the transfer and legending of Notes; provided, however, that (a) compliance with the Indenture as so amended would not result in notes being transferred in violation of the Securities Act or any other applicable securities law and (b) such amendment does not materially and adversely affect the rights of Holders to transfer Notes; (ix) to release Collateral from the Lien under the Security Document when permitted or required by the Security Documents, the Supplemental Indenture or the Intercreditor Agreement, (x) to evidence and provide for the acceptance and appointment under the Supplemental Indenture of a successor Trustee or Collateral Agent thereunder pursuant to the requirements thereof, (xi) to release a Note Guarantor pursuant to the terms of Article 10 of the Indenture, or (xii) to make any amendment to the provisions of the Indenture or the Notes to eliminate the effect of any Accounting Change or in the application thereof as described in the last paragraph of the definition of “GAAP.”

A-7

12.           DEFAULTS AND REMEDIES. Each of the following is an Event of Default: (i) default in the payment of interest on the Notes when due, continued for 30 consecutive days on the Notes, (ii) default in payment of principal of any Note when due at maturity, upon optional redemption, upon required purchase, upon declaration of acceleration or otherwise, (iii) the failure by the Issuers or any Note Guarantor to comply for 90 days after notice with its covenants or other agreements (other than those described in the immediately preceding clauses (i) and (ii) above), provided that a default under this clause (iii) will not constitute an Event of Default with respect to the Notes until the Trustee or the Holders of 30% in principal amount of the outstanding Notes notify the Issuers of the default and the Issuers do not cure such default within the time specified after receipt of such notice, provided, further, that a notice of default may not be given with respect to any action taken, and reported publicly or to Holders, more than two years prior to such notice of default, (iv) (I) the Issuers or any Subsidiary Guarantor that is a Significant Subsidiary pursuant to or within the meaning of the Bankruptcy Code: (a) commences a voluntary case, (b) consents to the entry of an order for relief against it in an involuntary case, (c) consents to the appointment of a custodian of it or for all or substantially all of its property, or (d) makes a general assignment for the benefit of its creditors; or (II) a court of competent jurisdiction enters an order or decree under the Bankruptcy Code that (a) is for relief against the Issuers or a Subsidiary Guarantor that is a Significant Subsidiary in an involuntary case; (b) appoints a custodian of the Issuers or a Subsidiary Guarantor that is a Significant Subsidiary or for all or substantially all of the property of the Issuers or a Subsidiary Guarantor that is a Significant Subsidiary; or (c) orders the liquidation of the Issuers or a Subsidiary Guarantor that is a Significant Subsidiary, and the order or decree remains unstayed and in effect for 60 consecutive days; (v) any Note Guarantee of any Subsidiary Guarantor that is a Significant Subsidiary (or Note Guarantees of any group of Subsidiary Guarantors that, taken together, would constitute a Significant Subsidiary) ceases to be in full force and effect (other than in accordance with the terms of such Note Guarantee and/or this Indenture) or any Note Guarantor denies or disaffirms its obligations in writing under its Note Guarantee; and (vi) a material portion of the Collateral ceases to be subject to the Liens of the Security Documents (other than in accordance with the terms of this Indenture and the Security Documents) or any Issuer or Subsidiary Guarantor denies or disaffirms its obligations in writing under the Security Documents to which it is party.

A-8

If an Event of Default arising from (iv) above with respect to CCO occurs and is continuing the principal of and accrued but unpaid interest on all outstanding Notes shall ipso facto become due and payable without any declaration or other act on the part of the Trustee or any Holders of the Notes.

If any other Event of Default with respect to the Notes occurs and is continuing, the Trustee by notice to the Issuers or the Holders of at least 30% in principal amount of the then outstanding Notes by notice to the Issuers and the Trustee may declare the Notes to be due and payable immediately. The Holders of a majority in aggregate principal amount of the Notes then outstanding by written notice to the Trustee may on behalf of all of the Holders rescind an acceleration and its consequences with respect to such Notes if the rescission would not conflict with any judgment or decree and if all existing Events of Default (except non-payment of principal, interest or premium that has become due solely because of the acceleration) have been cured or waived. Any time period in the Indenture to cure any actual or alleged default or Event of Default with respect to the Notes may be extended or stayed by a court of competent jurisdiction to the extent such actual or alleged default or Event of Default is the subject of litigation.

Any Noteholder Direction provided by any one or more Directing Holders must be accompanied by a Position Representation, which representation, in the case of a Default Direction shall be deemed repeated at all times until the resulting Event of Default is cured or otherwise ceases to exist or the Notes are accelerated. In addition, each Directing Holder must, at the time of providing a Noteholder Direction, make a Verification Covenant. In any case in which the Holder is DTC or its nominee, any Position Representation or Verification Covenant required hereunder shall be provided by the beneficial owner of the Notes in lieu of DTC or its nominee, and DTC shall be entitled to rely on such Position Representation and Verification Covenant in delivering its direction to the Trustee.

If, following the delivery of a Noteholder Direction, but prior to acceleration of the Notes, the Issuers determine in good faith that there is a reasonable basis to believe a Directing Holder was, at any relevant time, in breach of its Position Representation and provide to the Trustee evidence that the Issuers have initiated litigation in a court of competent jurisdiction seeking a determination that such Directing Holder was, at such time, in breach of its Position Representation, and seeking to invalidate any Event of Default that resulted from the applicable Noteholder Direction, the cure period with respect to such Default shall be automatically stayed and the cure period with respect to such Event of Default shall be automatically reinstituted and any remedy stayed pending a final and non-appealable determination of a court of competent jurisdiction on such matter.

A-9

If, following the delivery of a Noteholder Direction, but prior to acceleration of the Notes, the Issuers provide to the Trustee an Officers’ Certificate stating that a Directing Holder failed to satisfy its Verification Covenant, the cure period with respect to such Default shall be automatically stayed and the cure period with respect to any Event of Default that resulted from the applicable Noteholder Direction shall be automatically reinstituted and any remedy stayed until such time as the Issuers provide the Trustee with an Officers’ Certificate that the Verification Covenant has been satisfied; provided that the Issuers shall promptly deliver such Officers’ Certificate to the Trustee upon becoming aware that the Verification Covenant has been satisfied. Any breach of the Position Representation (as evidenced by the delivery to the Trustee of the Officers’ Certificate stating that a Directing Holder failed to satisfy its Verification Covenant) shall result in such Holder’s participation in such Noteholder Direction being disregarded; and if, without the participation of such Holder, the percentage of Notes held by the remaining Holders that provided such Noteholder Direction would have been insufficient to validly provide such Noteholder Direction, such Noteholder Direction shall be void ab initio, with the effect that such Event of Default shall be deemed never to have occurred, acceleration voided and the Trustee shall be deemed not to have received such Noteholder Direction or any notice of such Default or Event of Default.

Notwithstanding anything in the preceding two paragraphs to the contrary, any Noteholder Direction delivered to the Trustee during the pendency of an Event of Default as the result of a bankruptcy or similar direction shall not require compliance with the foregoing paragraphs.

13.           TRUSTEE DEALINGS WITH ISSUERS. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for any Issuer or its Affiliates, and may otherwise deal with any Issuer or its Affiliates, as if it were not the Trustee.

14.           NO RECOURSE AGAINST OTHERS. A director, officer, employee, incorporator, member or stockholder of the Issuers, as such, shall not have any liability for any obligations of the Issuers under the Notes or the Supplemental Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

15.           GOVERNING LAW. THE INTERNAL LAWS OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS NOTE AND THE SUPPLEMENTAL INDENTURE WITHOUT GIVING EFFECT TO THE APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY. EACH OF THE PARTIES HERETO AND THE HOLDERS AGREE TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE.

16.           AUTHENTICATION. This Note shall not be valid until authenticated by the manual or electronic signature of the Trustee or an authenticating agent.

17.           ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

A-10

18.           CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuers have caused CUSIP numbers to be printed on the Notes and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

The Issuers will furnish to any Holder upon written request and without charge a copy of the Supplemental Indenture and/or the Base Indenture, as applicable. Requests may be made to the Issuers:

c/o Charter Communications, Inc.
400 Washington Boulevard
Stamford, Connecticut 06902
Attention: Corporate Secretary

A-11

ASSIGNMENT FORM

To assign this Note, fill in the form below:

(i) or (we) assign and transfer this Note to:

(Insert assignee’s legal name)

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint ________________________________________________ to transfer this Note on the books of the Issuers. The agent may substitute another to act for him.

Date:______________________________

Your Signature: _______________________________________________________________________________________

(Sign exactly as your name appears on the face of this Note)

Signature Guarantee*:__________________________________________________________________________________

* Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

A-12

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE*

The following exchanges of a part of this Global Note for an interest in another Global Note or for a Definitive Note, or exchanges of a part of another Global Note or Definitive Note for an interest in this Global Note, have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Note	Amount of increase in Principal Amount of this Global Note	Principal Amount of this Global Note following such decrease (or increase)	Signature of authorized officer of Trustee or Note Custodian

A-13

EXHIBIT A-2

THIS GLOBAL NOTE IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS NOTE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (1) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 2.06 OF THE INDENTURE, (2) THIS GLOBAL NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.06(a) OF THE INDENTURE, (3) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 2.11 OF THE INDENTURE AND (4) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE ISSUERS. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (570 WASHINGTON BOULEVARD, JERSEY CITY, NEW JERSEY) (“DTC”), TO THE ISSUERS OR THEIR AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

A-1

[Face of Note]

CUSIP NO. [ ]

6.600% Senior Secured Notes due 2034

No. [   ]

$[                      ]

Charter Communications Operating, LLC

and

Charter Communications Operating Capital Corp.

promise to pay to [       ] or to registered assigns the principal amount of [      ] DOLLARS on February 15, 2034

Interest Payment Dates: February 15 and August 15

Record Dates: February 1 and August 1

Subject to Restrictions set forth in this Note.

A-2

IN WITNESS WHEREOF, the Issuers have caused this instrument to be duly executed.

Dated: [                      ]

CHARTER COMMUNICATIONS OPERATING, LLC

By:
Name:
Title:

By:
Name:
Title:

CHARTER COMMUNICATIONS OPERATING CAPITAL CORP.

By:
Name:
Title:

By:
Name:
Title:

A-3

This is one of the Notes referred to

in the within-mentioned Supplemental Indenture:

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,

as Trustee

By:
Authorized Signatory

Dated: [                      ]

A-4

[Back of Note]

6.600% Senior Secured Notes due 2034

Capitalized terms used herein shall have the meanings assigned to them in the Supplemental Indenture referred to below unless otherwise indicated. For the purposes of this Note, “Notes” shall refer to the 6.600% Senior Secured Notes due 2034 of the Issuers.

1.             INTEREST. The Issuers promise to pay interest on the principal amount of this Note at the rate of 6.600% per annum from the Issue Date until maturity. The Issuers will pay interest semi-annually in arrears on February 15 and August 15 of each year (each, an “Interest Payment Date”), or if any such day is not a Business Day, on the next succeeding Business Day. Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of issuance; provided that if there is no existing Default in the payment of interest, and if this Note is authenticated between a record date referred to on the face and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date; provided, further, that the first Interest Payment Date shall be February 15, 2027. The Issuers shall pay interest (including post-petition interest in any proceeding under the Bankruptcy Code) on overdue principal and premium, if any, from time to time on demand at a rate that is 1.00% per annum in excess of the rate then in effect; they shall pay interest (including post-petition interest in any proceeding under the Bankruptcy Code) on overdue installments of interest (without regard to any applicable grace periods) from time to time on demand at the same rate to the extent lawful. Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months.

2.             METHOD OF PAYMENT. The Issuers shall pay interest on the Notes (except defaulted interest) to the Persons who are registered Holders at the close of business on February 1 and August 1 next preceding the Interest Payment Date, even if such Notes are canceled after such record date and on or before such Interest Payment Date, except as provided in Section 2.12 of the Supplemental Indenture with respect to defaulted interest. The Notes will be payable as to principal, premium, if any, and interest at the office or agency of the Issuers maintained for such purpose within or without the City and State of New York, or, at the option of the Issuers, payment of interest may be made by check mailed to the Holders at their addresses set forth in the register of Holders, and provided that payment by wire transfer of immediately available funds will be required with respect to principal of and interest and premium on all Global Notes and all other Notes the Holders of which shall have provided wire transfer instructions to the Issuers or the Paying Agent. Such payment shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

3.             PAYING AGENT AND REGISTRAR. Initially, The Bank of New York Mellon Trust Company, N.A., the Trustee under the Supplemental Indenture, will act as Paying Agent and Registrar. The Issuers may change any Paying Agent or Registrar without notice to any Holder. The Company or any of its Subsidiaries may act in any such capacity.

A-5

4.             INDENTURE. The Issuers issued the Notes under an Indenture dated as of July 23, 2015 (the “Base Indenture”), among CCO Safari II, LLC, Charter Communications Operating, LLC, Charter Communications Operating Capital Corp. and The Bank of New York Mellon Trust Company, N.A., as Trustee and Collateral Agent, as supplemented by the Twenty-Eighth Supplemental Indenture dated as of August 18, 2026 (the “Supplemental Indenture”), among Charter Communications Operating, LLC, Charter Communications Operating Capital Corp., the guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee and Collateral Agent. The terms of the Notes include those stated in the Supplemental Indenture and those made part of the Supplemental Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code §§ 77aaa-77bbbb). The Notes are subject to all such terms, and Holders are referred to the Supplemental Indenture and such Act for a statement of such terms. To the extent any provision of this Note conflicts with the express provisions of the Supplemental Indenture, the provisions of the Supplemental Indenture shall govern and be controlling.

5.             OPTIONAL REDEMPTION.

(a)           Except as set forth in paragraph 5(b) below, the Issuers shall not have the option to redeem the Notes pursuant to this paragraph 5 prior to December 15, 2033 (the “Par Call Date”). On or after the Par Call Date, the Issuers may redeem the Notes, in whole or in part, at the Issuers’ option, on at least 10 days’ but not more than 60 days’ prior mailed or electronically delivered (or otherwise transmitted in accordance with DTC’s procedures) notice to the Holders thereof, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest on the principal amount being redeemed to, but not including, the redemption date (subject to the rights of Holders of Notes on a record date to receive the related interest payment on the related interest payment date).

(b)           At any time and from time to time prior to the Par Call Date, the Issuers may redeem outstanding Notes, in whole or in part, at the Issuers’ option, at any time or from time to time, on at least 10 days’ but not more than 60 days’ prior mailed or electronically delivered (or otherwise transmitted in accordance with DTC’s procedures) notice to the Holders thereof, at a redemption price expressed as a percentage of principal amount equal to the greater of:

(i)        the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the notes matured on their applicable Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate plus 35 basis points less unpaid interest accrued to the date of redemption, and

(ii)       100% of the principal amount of the notes to be redeemed,

plus, in either case, accrued and unpaid interest on the principal amount being redeemed to, but not including, the redemption date (subject to the rights of Holders of the Notes of such series on a record date to receive the related interest payment on the related interest payment date).

A-6

6.             MANDATORY REDEMPTION. The Issuers shall not be required to make mandatory redemption payments with respect to the Notes.

7.             [Reserved].

8.             [Reserved].

9.             DENOMINATIONS, TRANSFER, EXCHANGE. The Notes are in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. The transfer of Notes may be registered and Notes may be exchanged as provided in the Supplemental Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents, and the Issuers may require a Holder to pay any taxes and fees required by law or permitted by the Supplemental Indenture. The Issuers need not exchange or register the transfer of any Note or portion of a Note selected for redemption, except for the unredeemed portion of any Note being redeemed in part. Also, the Issuers need not exchange or register the transfer of any Notes for a period of 15 days before a selection of Notes to be redeemed or during the period between a record date and the corresponding Interest Payment Date.

10.           PERSONS DEEMED OWNERS. The registered Holder of a Note may be treated as its owner for all purposes.

11.           AMENDMENT, SUPPLEMENT AND WAIVER. Subject to certain exceptions, the Supplemental Indenture, the Intercreditor Agreement, any Note Guarantee, the Security Documents or the Notes may be amended or supplemented with the consent of the Holders of at least a majority in aggregate principal amount of the then outstanding Notes (including, without limitation, consents obtained in connection with a purchase of, or tender offer or exchange offer for, Notes). Subject to certain exceptions, any existing Default or compliance with any provision of the Supplemental Indenture or the Notes may be waived, including by way of amendment, with the consent of the Holders of a majority in aggregate principal amount of the then outstanding Notes (including, without limitation, consents obtained in connection with a purchase of, or tender offer or exchange offer for, Notes). Without the consent of any Holder of a Note, the Issuers, the Trustee and the Collateral Agent may amend or supplement the Supplemental Indenture, the Intercreditor Agreement, any Note Guarantee, any Security Document, or the Notes (i) to cure any ambiguity, omission, mistake, defect or inconsistency, (ii) to provide for the assumption by a successor Person of the obligations of the Issuers or any Note Guarantor under the Supplemental Indenture or the Security Documents, (iii) to provide for uncertificated Notes in addition to or in place of certificated Notes (provided that the uncertificated Notes are issued in registered form for purposes of Section 163(f) of the Code, or in a manner such that the uncertificated Notes are described in Section 163(f)(2)(B) of the Code), (iv) to add Guarantees with respect to the Notes or to add additional Collateral to secure the Notes and the Note Guarantees, (v) to add to the covenants of the Issuers or any Note Guarantor for the benefit of the Holders of the Notes or to surrender any right or power conferred upon the Issuers or any Note Guarantor, (vi) to make any change that would provide any additional rights or benefits to Holders or that does not adversely affect the legal rights under this Supplemental Indenture of any such Holder, (vii) to conform the text of the Supplemental Indenture, the Notes, any Note Guarantee, the Intercreditor Agreement or any Security Document to any provision under the heading “Description of Notes” in the Prospectus, (viii) to make any amendment to the provisions of the Supplemental Indenture relating to the transfer and legending of Notes; provided, however, that (a) compliance with the Indenture as so amended would not result in notes being transferred in violation of the Securities Act or any other applicable securities law and (b) such amendment does not materially and adversely affect the rights of Holders to transfer Notes; (ix) to release Collateral from the Lien under the Security Document when permitted or required by the Security Documents, the Supplemental Indenture or the Intercreditor Agreement, (x) to evidence and provide for the acceptance and appointment under the Supplemental Indenture of a successor Trustee or Collateral Agent thereunder pursuant to the requirements thereof, (xi) to release a Note Guarantor pursuant to the terms of Article 10 of the Indenture, or (xii) to make any amendment to the provisions of the Indenture or the Notes to eliminate the effect of any Accounting Change or in the application thereof as described in the last paragraph of the definition of “GAAP.”

A-7

12.           DEFAULTS AND REMEDIES. Each of the following is an Event of Default: (i) default in the payment of interest on the Notes when due, continued for 30 consecutive days on the Notes, (ii) default in payment of principal of any Note when due at maturity, upon optional redemption, upon required purchase, upon declaration of acceleration or otherwise, (iii) the failure by the Issuers or any Note Guarantor to comply for 90 days after notice with its covenants or other agreements (other than those described in the immediately preceding clauses (i) and (ii) above), provided that a default under this clause (iii) will not constitute an Event of Default with respect to the Notes until the Trustee or the Holders of 30% in principal amount of the outstanding Notes notify the Issuers of the default and the Issuers do not cure such default within the time specified after receipt of such notice, provided, further, that a notice of default may not be given with respect to any action taken, and reported publicly or to Holders, more than two years prior to such notice of default, (iv) (I) the Issuers or any Subsidiary Guarantor that is a Significant Subsidiary pursuant to or within the meaning of the Bankruptcy Code: (a) commences a voluntary case, (b) consents to the entry of an order for relief against it in an involuntary case, (c) consents to the appointment of a custodian of it or for all or substantially all of its property, or (d) makes a general assignment for the benefit of its creditors; or (II) a court of competent jurisdiction enters an order or decree under the Bankruptcy Code that (a) is for relief against the Issuers or a Subsidiary Guarantor that is a Significant Subsidiary in an involuntary case; (b) appoints a custodian of the Issuers or a Subsidiary Guarantor that is a Significant Subsidiary or for all or substantially all of the property of the Issuers or a Subsidiary Guarantor that is a Significant Subsidiary; or (c) orders the liquidation of the Issuers or a Subsidiary Guarantor that is a Significant Subsidiary, and the order or decree remains unstayed and in effect for 60 consecutive days; (v) any Note Guarantee of any Subsidiary Guarantor that is a Significant Subsidiary (or Note Guarantees of any group of Subsidiary Guarantors that, taken together, would constitute a Significant Subsidiary) ceases to be in full force and effect (other than in accordance with the terms of such Note Guarantee and/or this Indenture) or any Note Guarantor denies or disaffirms its obligations in writing under its Note Guarantee; and (vi) a material portion of the Collateral ceases to be subject to the Liens of the Security Documents (other than in accordance with the terms of this Indenture and the Security Documents) or any Issuer or Subsidiary Guarantor denies or disaffirms its obligations in writing under the Security Documents to which it is party.

A-8

If an Event of Default arising from (iv) above with respect to CCO occurs and is continuing the principal of and accrued but unpaid interest on all outstanding Notes shall ipso facto become due and payable without any declaration or other act on the part of the Trustee or any Holders of the Notes.

If any other Event of Default with respect to the Notes occurs and is continuing, the Trustee by notice to the Issuers or the Holders of at least 30% in principal amount of the then outstanding Notes by notice to the Issuers and the Trustee may declare the Notes to be due and payable immediately. The Holders of a majority in aggregate principal amount of the Notes then outstanding by written notice to the Trustee may on behalf of all of the Holders rescind an acceleration and its consequences with respect to such Notes if the rescission would not conflict with any judgment or decree and if all existing Events of Default (except non-payment of principal, interest or premium that has become due solely because of the acceleration) have been cured or waived. Any time period in the Indenture to cure any actual or alleged default or Event of Default with respect to the Notes may be extended or stayed by a court of competent jurisdiction to the extent such actual or alleged default or Event of Default is the subject of litigation.

Any Noteholder Direction provided by any one or more Directing Holders must be accompanied by a Position Representation, which representation, in the case of a Default Direction shall be deemed repeated at all times until the resulting Event of Default is cured or otherwise ceases to exist or the Notes are accelerated. In addition, each Directing Holder must, at the time of providing a Noteholder Direction, make a Verification Covenant. In any case in which the Holder is DTC or its nominee, any Position Representation or Verification Covenant required hereunder shall be provided by the beneficial owner of the Notes in lieu of DTC or its nominee, and DTC shall be entitled to rely on such Position Representation and Verification Covenant in delivering its direction to the Trustee.

If, following the delivery of a Noteholder Direction, but prior to acceleration of the Notes, the Issuers determine in good faith that there is a reasonable basis to believe a Directing Holder was, at any relevant time, in breach of its Position Representation and provide to the Trustee evidence that the Issuers have initiated litigation in a court of competent jurisdiction seeking a determination that such Directing Holder was, at such time, in breach of its Position Representation, and seeking to invalidate any Event of Default that resulted from the applicable Noteholder Direction, the cure period with respect to such Default shall be automatically stayed and the cure period with respect to such Event of Default shall be automatically reinstituted and any remedy stayed pending a final and non-appealable determination of a court of competent jurisdiction on such matter.

A-9

If, following the delivery of a Noteholder Direction, but prior to acceleration of the Notes, the Issuers provide to the Trustee an Officers’ Certificate stating that a Directing Holder failed to satisfy its Verification Covenant, the cure period with respect to such Default shall be automatically stayed and the cure period with respect to any Event of Default that resulted from the applicable Noteholder Direction shall be automatically reinstituted and any remedy stayed until such time as the Issuers provide the Trustee with an Officers’ Certificate that the Verification Covenant has been satisfied; provided that the Issuers shall promptly deliver such Officers’ Certificate to the Trustee upon becoming aware that the Verification Covenant has been satisfied. Any breach of the Position Representation (as evidenced by the delivery to the Trustee of the Officers’ Certificate stating that a Directing Holder failed to satisfy its Verification Covenant) shall result in such Holder’s participation in such Noteholder Direction being disregarded; and if, without the participation of such Holder, the percentage of Notes held by the remaining Holders that provided such Noteholder Direction would have been insufficient to validly provide such Noteholder Direction, such Noteholder Direction shall be void ab initio, with the effect that such Event of Default shall be deemed never to have occurred, acceleration voided and the Trustee shall be deemed not to have received such Noteholder Direction or any notice of such Default or Event of Default.

Notwithstanding anything in the preceding two paragraphs to the contrary, any Noteholder Direction delivered to the Trustee during the pendency of an Event of Default as the result of a bankruptcy or similar direction shall not require compliance with the foregoing paragraphs.

13.           TRUSTEE DEALINGS WITH ISSUERS. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for any Issuer or its Affiliates, and may otherwise deal with any Issuer or its Affiliates, as if it were not the Trustee.

14.           NO RECOURSE AGAINST OTHERS. A director, officer, employee, incorporator, member or stockholder of the Issuers, as such, shall not have any liability for any obligations of the Issuers under the Notes or the Supplemental Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

15.           GOVERNING LAW. THE INTERNAL LAWS OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS NOTE AND THE SUPPLEMENTAL INDENTURE WITHOUT GIVING EFFECT TO THE APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY. EACH OF THE PARTIES HERETO AND THE HOLDERS AGREE TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE.

16.           AUTHENTICATION. This Note shall not be valid until authenticated by the manual or electronic signature of the Trustee or an authenticating agent.

17.           ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

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18.           CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuers have caused CUSIP numbers to be printed on the Notes and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

The Issuers will furnish to any Holder upon written request and without charge a copy of the Supplemental Indenture and/or the Base Indenture, as applicable. Requests may be made to the Issuers:

c/o Charter Communications, Inc.
400 Washington Boulevard
Stamford, Connecticut 06902
Attention: Corporate Secretary

A-11

ASSIGNMENT FORM

To assign this Note, fill in the form below:

(i) or (we) assign and transfer this Note to:

(Insert assignee’s legal name)

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint ________________________________________________ to transfer this Note on the books of the Issuers. The agent may substitute another to act for him.

Date:______________________________

Your Signature: _______________________________________________________________________________________

(Sign exactly as your name appears on the face of this Note)

Signature Guarantee*:__________________________________________________________________________________

* Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

A-12

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE*

The following exchanges of a part of this Global Note for an interest in another Global Note or for a Definitive Note, or exchanges of a part of another Global Note or Definitive Note for an interest in this Global Note, have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Note	Amount of increase in Principal Amount of this Global Note	Principal Amount of this Global Note following such decrease (or increase)	Signature of authorized officer of Trustee or Note Custodian

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EXHIBIT A-3

THIS GLOBAL NOTE IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS NOTE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (1) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 2.06 OF THE INDENTURE, (2) THIS GLOBAL NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.06(a) OF THE INDENTURE, (3) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 2.11 OF THE INDENTURE AND (4) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE ISSUERS. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (570 WASHINGTON BOULEVARD, JERSEY CITY, NEW JERSEY) (“DTC”), TO THE ISSUERS OR THEIR AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

A-14

[Face of Note]

CUSIP NO. [       ]

6.950% Senior Secured Notes due 2036

No. [   ]

$[                      ]

Charter Communications Operating, LLC

and

Charter Communications Operating Capital Corp.

promise to pay to [      ] or to registered assigns the principal amount of [           ] DOLLARS on August 15, 2036

Interest Payment Dates: February 15 and August 15

Record Dates: February 1 and August 1

Subject to Restrictions set forth in this Note.

A-15

IN WITNESS WHEREOF, the Issuers have caused this instrument to be duly executed.

Dated: [                      ]

CHARTER COMMUNICATIONS OPERATING, LLC

By:
Name:
Title:

By:
Name:
Title:

CHARTER COMMUNICATIONS OPERATING CAPITAL CORP.

By:
Name:
Title:

By:
Name:
Title:

A-16

This is one of the Notes referred to

in the within-mentioned Supplemental Indenture:

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,

as Trustee

By:
Authorized Signatory

Dated: [                      ]

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[Back of Note]

6.950% Senior Secured Notes due 2036

Capitalized terms used herein shall have the meanings assigned to them in the Supplemental Indenture referred to below unless otherwise indicated. For the purposes of this Note, “Notes” shall refer to the 6.950% Senior Secured Notes due 2036 of the Issuers.

1.             INTEREST. The Issuers promise to pay interest on the principal amount of this Note at the rate of 6.950% per annum from the Issue Date until maturity. The Issuers will pay interest semi-annually in arrears on February 15 and August 15 of each year (each, an “Interest Payment Date”), or if any such day is not a Business Day, on the next succeeding Business Day. Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of issuance; provided that if there is no existing Default in the payment of interest, and if this Note is authenticated between a record date referred to on the face and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date; provided, further, that the first Interest Payment Date shall be February 15, 2027. The Issuers shall pay interest (including post-petition interest in any proceeding under the Bankruptcy Code) on overdue principal and premium, if any, from time to time on demand at a rate that is 1.00% per annum in excess of the rate then in effect; they shall pay interest (including post-petition interest in any proceeding under the Bankruptcy Code) on overdue installments of interest (without regard to any applicable grace periods) from time to time on demand at the same rate to the extent lawful. Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months.

2.             METHOD OF PAYMENT. The Issuers shall pay interest on the Notes (except defaulted interest) to the Persons who are registered Holders at the close of business on February 1 and August 1 next preceding the Interest Payment Date, even if such Notes are canceled after such record date and on or before such Interest Payment Date, except as provided in Section 2.12 of the Supplemental Indenture with respect to defaulted interest. The Notes will be payable as to principal, premium, if any, and interest at the office or agency of the Issuers maintained for such purpose within or without the City and State of New York, or, at the option of the Issuers, payment of interest may be made by check mailed to the Holders at their addresses set forth in the register of Holders, and provided that payment by wire transfer of immediately available funds will be required with respect to principal of and interest and premium on all Global Notes and all other Notes the Holders of which shall have provided wire transfer instructions to the Issuers or the Paying Agent. Such payment shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

3.             PAYING AGENT AND REGISTRAR. Initially, The Bank of New York Mellon Trust Company, N.A., the Trustee under the Supplemental Indenture, will act as Paying Agent and Registrar. The Issuers may change any Paying Agent or Registrar without notice to any Holder. The Company or any of its Subsidiaries may act in any such capacity.

A-18

4.             INDENTURE. The Issuers issued the Notes under an Indenture dated as of July 23, 2015 (the “Base Indenture”), among CCO Safari II, LLC, Charter Communications Operating, LLC, Charter Communications Operating Capital Corp. and The Bank of New York Mellon Trust Company, N.A., as Trustee and Collateral Agent, as supplemented by the Twenty-Eighth Supplemental Indenture dated as of August 18, 2026 (the “Supplemental Indenture”), among Charter Communications Operating, LLC, Charter Communications Operating Capital Corp., the guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee and Collateral Agent. The terms of the Notes include those stated in the Supplemental Indenture and those made part of the Supplemental Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code §§ 77aaa-77bbbb). The Notes are subject to all such terms, and Holders are referred to the Supplemental Indenture and such Act for a statement of such terms. To the extent any provision of this Note conflicts with the express provisions of the Supplemental Indenture, the provisions of the Supplemental Indenture shall govern and be controlling.

5.             OPTIONAL REDEMPTION.

(a)           Except as set forth in paragraph 5(b) below, the Issuers shall not have the option to redeem the Notes pursuant to this paragraph 5 prior to May 15, 2036 (the “Par Call Date”). On or after the Par Call Date, the Issuers may redeem the Notes, in whole or in part, at the Issuers’ option, on at least 10 days’ but not more than 60 days’ prior mailed or electronically delivered (or otherwise transmitted in accordance with DTC’s procedures) notice to the Holders thereof, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest on the principal amount being redeemed to, but not including, the redemption date (subject to the rights of Holders of Notes on a record date to receive the related interest payment on the related interest payment date).

(b)           At any time and from time to time prior to the Par Call Date, the Issuers may redeem outstanding Notes, in whole or in part, at the Issuers’ option, at any time or from time to time, on at least 10 days’ but not more than 60 days’ prior mailed or electronically delivered (or otherwise transmitted in accordance with DTC’s procedures) notice to the Holders thereof, at a redemption price expressed as a percentage of principal amount equal to the greater of:

(i)        the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the notes matured on their applicable Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate plus 35 basis points less unpaid interest accrued to the date of redemption, and

(ii)       100% of the principal amount of the notes to be redeemed,

plus, in either case, accrued and unpaid interest on the principal amount being redeemed to, but not including, the redemption date (subject to the rights of Holders of the Notes of such series on a record date to receive the related interest payment on the related interest payment date).

A-19

6.             MANDATORY REDEMPTION. The Issuers shall not be required to make mandatory redemption payments with respect to the Notes.

7.             [Reserved].

8.             [Reserved].

9.             DENOMINATIONS, TRANSFER, EXCHANGE. The Notes are in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. The transfer of Notes may be registered and Notes may be exchanged as provided in the Supplemental Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents, and the Issuers may require a Holder to pay any taxes and fees required by law or permitted by the Supplemental Indenture. The Issuers need not exchange or register the transfer of any Note or portion of a Note selected for redemption, except for the unredeemed portion of any Note being redeemed in part. Also, the Issuers need not exchange or register the transfer of any Notes for a period of 15 days before a selection of Notes to be redeemed or during the period between a record date and the corresponding Interest Payment Date.

10.           PERSONS DEEMED OWNERS. The registered Holder of a Note may be treated as its owner for all purposes.

11.           AMENDMENT, SUPPLEMENT AND WAIVER. Subject to certain exceptions, the Supplemental Indenture, the Intercreditor Agreement, any Note Guarantee, the Security Documents or the Notes may be amended or supplemented with the consent of the Holders of at least a majority in aggregate principal amount of the then outstanding Notes (including, without limitation, consents obtained in connection with a purchase of, or tender offer or exchange offer for, Notes). Subject to certain exceptions, any existing Default or compliance with any provision of the Supplemental Indenture or the Notes may be waived, including by way of amendment, with the consent of the Holders of a majority in aggregate principal amount of the then outstanding Notes (including, without limitation, consents obtained in connection with a purchase of, or tender offer or exchange offer for, Notes). Without the consent of any Holder of a Note, the Issuers, the Trustee and the Collateral Agent may amend or supplement the Supplemental Indenture, the Intercreditor Agreement, any Note Guarantee, any Security Document, or the Notes (i) to cure any ambiguity, omission, mistake, defect or inconsistency, (ii) to provide for the assumption by a successor Person of the obligations of the Issuers or any Note Guarantor under the Supplemental Indenture or the Security Documents, (iii) to provide for uncertificated Notes in addition to or in place of certificated Notes (provided that the uncertificated Notes are issued in registered form for purposes of Section 163(f) of the Code, or in a manner such that the uncertificated Notes are described in Section 163(f)(2)(B) of the Code), (iv) to add Guarantees with respect to the Notes or to add additional Collateral to secure the Notes and the Note Guarantees, (v) to add to the covenants of the Issuers or any Note Guarantor for the benefit of the Holders of the Notes or to surrender any right or power conferred upon the Issuers or any Note Guarantor, (vi) to make any change that would provide any additional rights or benefits to Holders or that does not adversely affect the legal rights under this Supplemental Indenture of any such Holder, (vii) to conform the text of the Supplemental Indenture, the Notes, any Note Guarantee, the Intercreditor Agreement or any Security Document to any provision under the heading “Description of Notes” in the Prospectus, (viii) to make any amendment to the provisions of the Supplemental Indenture relating to the transfer and legending of Notes; provided, however, that (a) compliance with the Indenture as so amended would not result in notes being transferred in violation of the Securities Act or any other applicable securities law and (b) such amendment does not materially and adversely affect the rights of Holders to transfer Notes; (ix) to release Collateral from the Lien under the Security Document when permitted or required by the Security Documents, the Supplemental Indenture or the Intercreditor Agreement, (x) to evidence and provide for the acceptance and appointment under the Supplemental Indenture of a successor Trustee or Collateral Agent thereunder pursuant to the requirements thereof, (xi) to release a Note Guarantor pursuant to the terms of Article 10 of the Indenture, or (xii) to make any amendment to the provisions of the Indenture or the Notes to eliminate the effect of any Accounting Change or in the application thereof as described in the last paragraph of the definition of “GAAP.”

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12.           DEFAULTS AND REMEDIES. Each of the following is an Event of Default: (i) default in the payment of interest on the Notes when due, continued for 30 consecutive days on the Notes, (ii) default in payment of principal of any Note when due at maturity, upon optional redemption, upon required purchase, upon declaration of acceleration or otherwise, (iii) the failure by the Issuers or any Note Guarantor to comply for 90 days after notice with its covenants or other agreements (other than those described in the immediately preceding clauses (i) and (ii) above), provided that a default under this clause (iii) will not constitute an Event of Default with respect to the Notes until the Trustee or the Holders of 30% in principal amount of the outstanding Notes notify the Issuers of the default and the Issuers do not cure such default within the time specified after receipt of such notice, provided, further, that a notice of default may not be given with respect to any action taken, and reported publicly or to Holders, more than two years prior to such notice of default, (iv) (I) the Issuers or any Subsidiary Guarantor that is a Significant Subsidiary pursuant to or within the meaning of the Bankruptcy Code: (a) commences a voluntary case, (b) consents to the entry of an order for relief against it in an involuntary case, (c) consents to the appointment of a custodian of it or for all or substantially all of its property, or (d) makes a general assignment for the benefit of its creditors; or (II) a court of competent jurisdiction enters an order or decree under the Bankruptcy Code that (a) is for relief against the Issuers or a Subsidiary Guarantor that is a Significant Subsidiary in an involuntary case; (b) appoints a custodian of the Issuers or a Subsidiary Guarantor that is a Significant Subsidiary or for all or substantially all of the property of the Issuers or a Subsidiary Guarantor that is a Significant Subsidiary; or (c) orders the liquidation of the Issuers or a Subsidiary Guarantor that is a Significant Subsidiary, and the order or decree remains unstayed and in effect for 60 consecutive days; (v) any Note Guarantee of any Subsidiary Guarantor that is a Significant Subsidiary (or Note Guarantees of any group of Subsidiary Guarantors that, taken together, would constitute a Significant Subsidiary) ceases to be in full force and effect (other than in accordance with the terms of such Note Guarantee and/or this Indenture) or any Note Guarantor denies or disaffirms its obligations in writing under its Note Guarantee; and (vi) a material portion of the Collateral ceases to be subject to the Liens of the Security Documents (other than in accordance with the terms of this Indenture and the Security Documents) or any Issuer or Subsidiary Guarantor denies or disaffirms its obligations in writing under the Security Documents to which it is party.

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If an Event of Default arising from (iv) above with respect to CCO occurs and is continuing the principal of and accrued but unpaid interest on all outstanding Notes shall ipso facto become due and payable without any declaration or other act on the part of the Trustee or any Holders of the Notes.

If any other Event of Default with respect to the Notes occurs and is continuing, the Trustee by notice to the Issuers or the Holders of at least 30% in principal amount of the then outstanding Notes by notice to the Issuers and the Trustee may declare the Notes to be due and payable immediately. The Holders of a majority in aggregate principal amount of the Notes then outstanding by written notice to the Trustee may on behalf of all of the Holders rescind an acceleration and its consequences with respect to such Notes if the rescission would not conflict with any judgment or decree and if all existing Events of Default (except non-payment of principal, interest or premium that has become due solely because of the acceleration) have been cured or waived. Any time period in the Indenture to cure any actual or alleged default or Event of Default with respect to the Notes may be extended or stayed by a court of competent jurisdiction to the extent such actual or alleged default or Event of Default is the subject of litigation.

Any Noteholder Direction provided by any one or more Directing Holders must be accompanied by a Position Representation, which representation, in the case of a Default Direction shall be deemed repeated at all times until the resulting Event of Default is cured or otherwise ceases to exist or the Notes are accelerated. In addition, each Directing Holder must, at the time of providing a Noteholder Direction, make a Verification Covenant. In any case in which the Holder is DTC or its nominee, any Position Representation or Verification Covenant required hereunder shall be provided by the beneficial owner of the Notes in lieu of DTC or its nominee, and DTC shall be entitled to rely on such Position Representation and Verification Covenant in delivering its direction to the Trustee.

If, following the delivery of a Noteholder Direction, but prior to acceleration of the Notes, the Issuers determine in good faith that there is a reasonable basis to believe a Directing Holder was, at any relevant time, in breach of its Position Representation and provide to the Trustee evidence that the Issuers have initiated litigation in a court of competent jurisdiction seeking a determination that such Directing Holder was, at such time, in breach of its Position Representation, and seeking to invalidate any Event of Default that resulted from the applicable Noteholder Direction, the cure period with respect to such Default shall be automatically stayed and the cure period with respect to such Event of Default shall be automatically reinstituted and any remedy stayed pending a final and non-appealable determination of a court of competent jurisdiction on such matter.

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If, following the delivery of a Noteholder Direction, but prior to acceleration of the Notes, the Issuers provide to the Trustee an Officers’ Certificate stating that a Directing Holder failed to satisfy its Verification Covenant, the cure period with respect to such Default shall be automatically stayed and the cure period with respect to any Event of Default that resulted from the applicable Noteholder Direction shall be automatically reinstituted and any remedy stayed until such time as the Issuers provide the Trustee with an Officers’ Certificate that the Verification Covenant has been satisfied; provided that the Issuers shall promptly deliver such Officers’ Certificate to the Trustee upon becoming aware that the Verification Covenant has been satisfied. Any breach of the Position Representation (as evidenced by the delivery to the Trustee of the Officers’ Certificate stating that a Directing Holder failed to satisfy its Verification Covenant) shall result in such Holder’s participation in such Noteholder Direction being disregarded; and if, without the participation of such Holder, the percentage of Notes held by the remaining Holders that provided such Noteholder Direction would have been insufficient to validly provide such Noteholder Direction, such Noteholder Direction shall be void ab initio, with the effect that such Event of Default shall be deemed never to have occurred, acceleration voided and the Trustee shall be deemed not to have received such Noteholder Direction or any notice of such Default or Event of Default.

Notwithstanding anything in the preceding two paragraphs to the contrary, any Noteholder Direction delivered to the Trustee during the pendency of an Event of Default as the result of a bankruptcy or similar direction shall not require compliance with the foregoing paragraphs.

13.           TRUSTEE DEALINGS WITH ISSUERS. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for any Issuer or its Affiliates, and may otherwise deal with any Issuer or its Affiliates, as if it were not the Trustee.

14.           NO RECOURSE AGAINST OTHERS. A director, officer, employee, incorporator, member or stockholder of the Issuers, as such, shall not have any liability for any obligations of the Issuers under the Notes or the Supplemental Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

15.           GOVERNING LAW. THE INTERNAL LAWS OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS NOTE AND THE SUPPLEMENTAL INDENTURE WITHOUT GIVING EFFECT TO THE APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY. EACH OF THE PARTIES HERETO AND THE HOLDERS AGREE TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE.

16.           AUTHENTICATION. This Note shall not be valid until authenticated by the manual or electronic signature of the Trustee or an authenticating agent.

17.           ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

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18.           CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuers have caused CUSIP numbers to be printed on the Notes and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

The Issuers will furnish to any Holder upon written request and without charge a copy of the Supplemental Indenture and/or the Base Indenture, as applicable. Requests may be made to the Issuers:

c/o Charter Communications, Inc.
400 Washington Boulevard
Stamford, Connecticut 06902
Attention: Corporate Secretary

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ASSIGNMENT FORM

To assign this Note, fill in the form below:

(i) or (we) assign and transfer this Note to:

(Insert assignee’s legal name)

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint ________________________________________________ to transfer this Note on the books of the Issuers. The agent may substitute another to act for him.

Date:______________________________

Your Signature: _______________________________________________________________________________________

(Sign exactly as your name appears on the face of this Note)

Signature Guarantee*:__________________________________________________________________________________

* Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

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SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE*

The following exchanges of a part of this Global Note for an interest in another Global Note or for a Definitive Note, or exchanges of a part of another Global Note or Definitive Note for an interest in this Global Note, have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Note	Amount of increase in Principal Amount of this Global Note	Principal Amount of this Global Note following such decrease (or increase)	Signature of authorized officer of Trustee or Note Custodian

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EXHIBIT A-4

THIS GLOBAL NOTE IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS NOTE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (1) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 2.06 OF THE INDENTURE, (2) THIS GLOBAL NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.06(a) OF THE INDENTURE, (3) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 2.11 OF THE INDENTURE AND (4) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE ISSUERS. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (570 WASHINGTON BOULEVARD, JERSEY CITY, NEW JERSEY) (“DTC”), TO THE ISSUERS OR THEIR AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

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[Face of Note]

CUSIP NO. [          ]

7.850% Senior Secured Notes due 2056

No. [   ]

$[                      ]

Charter Communications Operating, LLC

and

Charter Communications Operating Capital Corp.

promise to pay to [      ] or to registered assigns the principal amount of [      ] DOLLARS on August 15, 2056

Interest Payment Dates: February 15 and August 15

Record Dates: February 1 and August 1

Subject to Restrictions set forth in this Note.

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IN WITNESS WHEREOF, the Issuers have caused this instrument to be duly executed.

Dated: [                      ]

CHARTER COMMUNICATIONS OPERATING, LLC

By:
Name:
Title:

By:
Name:
Title:

CHARTER COMMUNICATIONS OPERATING CAPITAL CORP.

By:
Name:
Title:

By:
Name:
Title:

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This is one of the Notes referred to

in the within-mentioned Supplemental Indenture:

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,

as Trustee

By:
Authorized Signatory

Dated: [                      ]

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[Back of Note]

7.850% Senior Secured Notes due 2056

Capitalized terms used herein shall have the meanings assigned to them in the Supplemental Indenture referred to below unless otherwise indicated. For the purposes of this Note, “Notes” shall refer to the 7.850% Senior Secured Notes due 2056 of the Issuers.

1.             INTEREST. The Issuers promise to pay interest on the principal amount of this Note at the rate of 7.850% per annum from the Issue Date until maturity. The Issuers will pay interest semi-annually in arrears on February 15 and August 15 of each year (each, an “Interest Payment Date”), or if any such day is not a Business Day, on the next succeeding Business Day. Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of issuance; provided that if there is no existing Default in the payment of interest, and if this Note is authenticated between a record date referred to on the face and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date; provided, further, that the first Interest Payment Date shall be February 15, 2027. The Issuers shall pay interest (including post-petition interest in any proceeding under the Bankruptcy Code) on overdue principal and premium, if any, from time to time on demand at a rate that is 1.00% per annum in excess of the rate then in effect; they shall pay interest (including post-petition interest in any proceeding under the Bankruptcy Code) on overdue installments of interest (without regard to any applicable grace periods) from time to time on demand at the same rate to the extent lawful. Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months.

2.             METHOD OF PAYMENT. The Issuers shall pay interest on the Notes (except defaulted interest) to the Persons who are registered Holders at the close of business on February 1 and August 1 next preceding the Interest Payment Date, even if such Notes are canceled after such record date and on or before such Interest Payment Date, except as provided in Section 2.12 of the Supplemental Indenture with respect to defaulted interest. The Notes will be payable as to principal, premium, if any, and interest at the office or agency of the Issuers maintained for such purpose within or without the City and State of New York, or, at the option of the Issuers, payment of interest may be made by check mailed to the Holders at their addresses set forth in the register of Holders, and provided that payment by wire transfer of immediately available funds will be required with respect to principal of and interest and premium on all Global Notes and all other Notes the Holders of which shall have provided wire transfer instructions to the Issuers or the Paying Agent. Such payment shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

3.             PAYING AGENT AND REGISTRAR. Initially, The Bank of New York Mellon Trust Company, N.A., the Trustee under the Supplemental Indenture, will act as Paying Agent and Registrar. The Issuers may change any Paying Agent or Registrar without notice to any Holder. The Company or any of its Subsidiaries may act in any such capacity.

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4.             INDENTURE. The Issuers issued the Notes under an Indenture dated as of July 23, 2015 (the “Base Indenture”), among CCO Safari II, LLC, Charter Communications Operating, LLC, Charter Communications Operating Capital Corp. and The Bank of New York Mellon Trust Company, N.A., as Trustee and Collateral Agent, as supplemented by the Twenty-Eighth Supplemental Indenture dated as of August 18, 2026 (the “Supplemental Indenture”), among Charter Communications Operating, LLC, Charter Communications Operating Capital Corp., the guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee and Collateral Agent. The terms of the Notes include those stated in the Supplemental Indenture and those made part of the Supplemental Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code §§ 77aaa-77bbbb). The Notes are subject to all such terms, and Holders are referred to the Supplemental Indenture and such Act for a statement of such terms. To the extent any provision of this Note conflicts with the express provisions of the Supplemental Indenture, the provisions of the Supplemental Indenture shall govern and be controlling.

5.             OPTIONAL REDEMPTION.

(a)           Except as set forth in paragraph 5(b) below, the Issuers shall not have the option to redeem the Notes pursuant to this paragraph 5 prior to February 15, 2056 (the “Par Call Date”). On or after the Par Call Date, the Issuers may redeem the Notes, in whole or in part, at the Issuers’ option, on at least 10 days’ but not more than 60 days’ prior mailed or electronically delivered (or otherwise transmitted in accordance with DTC’s procedures) notice to the Holders thereof, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest on the principal amount being redeemed to, but not including, the redemption date (subject to the rights of Holders of Notes on a record date to receive the related interest payment on the related interest payment date).

(b)           At any time and from time to time prior to the Par Call Date, the Issuers may redeem outstanding Notes, in whole or in part, at the Issuers’ option, at any time or from time to time, on at least 10 days’ but not more than 60 days’ prior mailed or electronically delivered (or otherwise transmitted in accordance with DTC’s procedures) notice to the Holders thereof, at a redemption price expressed as a percentage of principal amount equal to the greater of:

(i)        the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the notes matured on their applicable Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate plus 40 basis points less unpaid interest accrued to the date of redemption, and

(ii)       100% of the principal amount of the notes to be redeemed,

plus, in either case, accrued and unpaid interest on the principal amount being redeemed to, but not including, the redemption date (subject to the rights of Holders of the Notes of such series on a record date to receive the related interest payment on the related interest payment date).

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6.             MANDATORY REDEMPTION. The Issuers shall not be required to make mandatory redemption payments with respect to the Notes.

7.             [Reserved].

8.             [Reserved].

9.             DENOMINATIONS, TRANSFER, EXCHANGE. The Notes are in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. The transfer of Notes may be registered and Notes may be exchanged as provided in the Supplemental Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents, and the Issuers may require a Holder to pay any taxes and fees required by law or permitted by the Supplemental Indenture. The Issuers need not exchange or register the transfer of any Note or portion of a Note selected for redemption, except for the unredeemed portion of any Note being redeemed in part. Also, the Issuers need not exchange or register the transfer of any Notes for a period of 15 days before a selection of Notes to be redeemed or during the period between a record date and the corresponding Interest Payment Date.

10.           PERSONS DEEMED OWNERS. The registered Holder of a Note may be treated as its owner for all purposes.

11.           AMENDMENT, SUPPLEMENT AND WAIVER. Subject to certain exceptions, the Supplemental Indenture, the Intercreditor Agreement, any Note Guarantee, the Security Documents or the Notes may be amended or supplemented with the consent of the Holders of at least a majority in aggregate principal amount of the then outstanding Notes (including, without limitation, consents obtained in connection with a purchase of, or tender offer or exchange offer for, Notes). Subject to certain exceptions, any existing Default or compliance with any provision of the Supplemental Indenture or the Notes may be waived, including by way of amendment, with the consent of the Holders of a majority in aggregate principal amount of the then outstanding Notes (including, without limitation, consents obtained in connection with a purchase of, or tender offer or exchange offer for, Notes). Without the consent of any Holder of a Note, the Issuers, the Trustee and the Collateral Agent may amend or supplement the Supplemental Indenture, the Intercreditor Agreement, any Note Guarantee, any Security Document, or the Notes (i) to cure any ambiguity, omission, mistake, defect or inconsistency, (ii) to provide for the assumption by a successor Person of the obligations of the Issuers or any Note Guarantor under the Supplemental Indenture or the Security Documents, (iii) to provide for uncertificated Notes in addition to or in place of certificated Notes (provided that the uncertificated Notes are issued in registered form for purposes of Section 163(f) of the Code, or in a manner such that the uncertificated Notes are described in Section 163(f)(2)(B) of the Code), (iv) to add Guarantees with respect to the Notes or to add additional Collateral to secure the Notes and the Note Guarantees, (v) to add to the covenants of the Issuers or any Note Guarantor for the benefit of the Holders of the Notes or to surrender any right or power conferred upon the Issuers or any Note Guarantor, (vi) to make any change that would provide any additional rights or benefits to Holders or that does not adversely affect the legal rights under this Supplemental Indenture of any such Holder, (vii) to conform the text of the Supplemental Indenture, the Notes, any Note Guarantee, the Intercreditor Agreement or any Security Document to any provision under the heading “Description of Notes” in the Prospectus, (viii) to make any amendment to the provisions of the Supplemental Indenture relating to the transfer and legending of Notes; provided, however, that (a) compliance with the Indenture as so amended would not result in notes being transferred in violation of the Securities Act or any other applicable securities law and (b) such amendment does not materially and adversely affect the rights of Holders to transfer Notes; (ix) to release Collateral from the Lien under the Security Document when permitted or required by the Security Documents, the Supplemental Indenture or the Intercreditor Agreement, (x) to evidence and provide for the acceptance and appointment under the Supplemental Indenture of a successor Trustee or Collateral Agent thereunder pursuant to the requirements thereof, (xi) to release a Note Guarantor pursuant to the terms of Article 10 of the Indenture, or (xii) to make any amendment to the provisions of the Indenture or the Notes to eliminate the effect of any Accounting Change or in the application thereof as described in the last paragraph of the definition of “GAAP.”

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12.           DEFAULTS AND REMEDIES. Each of the following is an Event of Default: (i) default in the payment of interest on the Notes when due, continued for 30 consecutive days on the Notes, (ii) default in payment of principal of any Note when due at maturity, upon optional redemption, upon required purchase, upon declaration of acceleration or otherwise, (iii) the failure by the Issuers or any Note Guarantor to comply for 90 days after notice with its covenants or other agreements (other than those described in the immediately preceding clauses (i) and (ii) above), provided that a default under this clause (iii) will not constitute an Event of Default with respect to the Notes until the Trustee or the Holders of 30% in principal amount of the outstanding Notes notify the Issuers of the default and the Issuers do not cure such default within the time specified after receipt of such notice, provided, further, that a notice of default may not be given with respect to any action taken, and reported publicly or to Holders, more than two years prior to such notice of default, (iv) (I) the Issuers or any Subsidiary Guarantor that is a Significant Subsidiary pursuant to or within the meaning of the Bankruptcy Code: (a) commences a voluntary case, (b) consents to the entry of an order for relief against it in an involuntary case, (c) consents to the appointment of a custodian of it or for all or substantially all of its property, or (d) makes a general assignment for the benefit of its creditors; or (II) a court of competent jurisdiction enters an order or decree under the Bankruptcy Code that (a) is for relief against the Issuers or a Subsidiary Guarantor that is a Significant Subsidiary in an involuntary case; (b) appoints a custodian of the Issuers or a Subsidiary Guarantor that is a Significant Subsidiary or for all or substantially all of the property of the Issuers or a Subsidiary Guarantor that is a Significant Subsidiary; or (c) orders the liquidation of the Issuers or a Subsidiary Guarantor that is a Significant Subsidiary, and the order or decree remains unstayed and in effect for 60 consecutive days; (v) any Note Guarantee of any Subsidiary Guarantor that is a Significant Subsidiary (or Note Guarantees of any group of Subsidiary Guarantors that, taken together, would constitute a Significant Subsidiary) ceases to be in full force and effect (other than in accordance with the terms of such Note Guarantee and/or this Indenture) or any Note Guarantor denies or disaffirms its obligations in writing under its Note Guarantee; and (vi) a material portion of the Collateral ceases to be subject to the Liens of the Security Documents (other than in accordance with the terms of this Indenture and the Security Documents) or any Issuer or Subsidiary Guarantor denies or disaffirms its obligations in writing under the Security Documents to which it is party.

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If an Event of Default arising from (iv) above with respect to CCO occurs and is continuing the principal of and accrued but unpaid interest on all outstanding Notes shall ipso facto become due and payable without any declaration or other act on the part of the Trustee or any Holders of the Notes.

If any other Event of Default with respect to the Notes occurs and is continuing, the Trustee by notice to the Issuers or the Holders of at least 30% in principal amount of the then outstanding Notes by notice to the Issuers and the Trustee may declare the Notes to be due and payable immediately. The Holders of a majority in aggregate principal amount of the Notes then outstanding by written notice to the Trustee may on behalf of all of the Holders rescind an acceleration and its consequences with respect to such Notes if the rescission would not conflict with any judgment or decree and if all existing Events of Default (except non-payment of principal, interest or premium that has become due solely because of the acceleration) have been cured or waived. Any time period in the Indenture to cure any actual or alleged default or Event of Default with respect to the Notes may be extended or stayed by a court of competent jurisdiction to the extent such actual or alleged default or Event of Default is the subject of litigation.

Any Noteholder Direction provided by any one or more Directing Holders must be accompanied by a Position Representation, which representation, in the case of a Default Direction shall be deemed repeated at all times until the resulting Event of Default is cured or otherwise ceases to exist or the Notes are accelerated. In addition, each Directing Holder must, at the time of providing a Noteholder Direction, make a Verification Covenant. In any case in which the Holder is DTC or its nominee, any Position Representation or Verification Covenant required hereunder shall be provided by the beneficial owner of the Notes in lieu of DTC or its nominee, and DTC shall be entitled to rely on such Position Representation and Verification Covenant in delivering its direction to the Trustee.

If, following the delivery of a Noteholder Direction, but prior to acceleration of the Notes, the Issuers determine in good faith that there is a reasonable basis to believe a Directing Holder was, at any relevant time, in breach of its Position Representation and provide to the Trustee evidence that the Issuers have initiated litigation in a court of competent jurisdiction seeking a determination that such Directing Holder was, at such time, in breach of its Position Representation, and seeking to invalidate any Event of Default that resulted from the applicable Noteholder Direction, the cure period with respect to such Default shall be automatically stayed and the cure period with respect to such Event of Default shall be automatically reinstituted and any remedy stayed pending a final and non-appealable determination of a court of competent jurisdiction on such matter.

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If, following the delivery of a Noteholder Direction, but prior to acceleration of the Notes, the Issuers provide to the Trustee an Officers’ Certificate stating that a Directing Holder failed to satisfy its Verification Covenant, the cure period with respect to such Default shall be automatically stayed and the cure period with respect to any Event of Default that resulted from the applicable Noteholder Direction shall be automatically reinstituted and any remedy stayed until such time as the Issuers provide the Trustee with an Officers’ Certificate that the Verification Covenant has been satisfied; provided that the Issuers shall promptly deliver such Officers’ Certificate to the Trustee upon becoming aware that the Verification Covenant has been satisfied. Any breach of the Position Representation (as evidenced by the delivery to the Trustee of the Officers’ Certificate stating that a Directing Holder failed to satisfy its Verification Covenant) shall result in such Holder’s participation in such Noteholder Direction being disregarded; and if, without the participation of such Holder, the percentage of Notes held by the remaining Holders that provided such Noteholder Direction would have been insufficient to validly provide such Noteholder Direction, such Noteholder Direction shall be void ab initio, with the effect that such Event of Default shall be deemed never to have occurred, acceleration voided and the Trustee shall be deemed not to have received such Noteholder Direction or any notice of such Default or Event of Default.

Notwithstanding anything in the preceding two paragraphs to the contrary, any Noteholder Direction delivered to the Trustee during the pendency of an Event of Default as the result of a bankruptcy or similar direction shall not require compliance with the foregoing paragraphs.

13.           TRUSTEE DEALINGS WITH ISSUERS. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for any Issuer or its Affiliates, and may otherwise deal with any Issuer or its Affiliates, as if it were not the Trustee.

14.           NO RECOURSE AGAINST OTHERS. A director, officer, employee, incorporator, member or stockholder of the Issuers, as such, shall not have any liability for any obligations of the Issuers under the Notes or the Supplemental Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

15.           GOVERNING LAW. THE INTERNAL LAWS OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS NOTE AND THE SUPPLEMENTAL INDENTURE WITHOUT GIVING EFFECT TO THE APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY. EACH OF THE PARTIES HERETO AND THE HOLDERS AGREE TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE.

16.           AUTHENTICATION. This Note shall not be valid until authenticated by the manual or electronic signature of the Trustee or an authenticating agent.

17.           ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

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18.           CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuers have caused CUSIP numbers to be printed on the Notes and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

The Issuers will furnish to any Holder upon written request and without charge a copy of the Supplemental Indenture and/or the Base Indenture, as applicable. Requests may be made to the Issuers:

c/o Charter Communications, Inc.
400 Washington Boulevard
Stamford, Connecticut 06902
Attention: Corporate Secretary

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ASSIGNMENT FORM

To assign this Note, fill in the form below:

(i) or (we) assign and transfer this Note to:

(Insert assignee’s legal name)

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint ________________________________________________ to transfer this Note on the books of the Issuers. The agent may substitute another to act for him.

Date:______________________________

Your Signature: _______________________________________________________________________________________

(Sign exactly as your name appears on the face of this Note)

Signature Guarantee*:__________________________________________________________________________________

* Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

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SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE*

The following exchanges of a part of this Global Note for an interest in another Global Note or for a Definitive Note, or exchanges of a part of another Global Note or Definitive Note for an interest in this Global Note, have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Note	Amount of increase in Principal Amount of this Global Note	Principal Amount of this Global Note following such decrease (or increase)	Signature of authorized officer of Trustee or Note Custodian

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